UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21831

ALTERNATIVE INVESTMENT PARTNERS ABSOLUTE RETURN FUND STS

(Exact name of Registrant as specified in Charter)

100 Front Street, Suite 400

West Conshohocken, Pennsylvania 19428-2881

(Address of principal executive offices)

Registrant’s Telephone Number, including Area Code: (610) 260-7600

Kara Fricke, Esq.

Morgan Stanley Investment Management Inc.

1633 Broadway

New York, New York 10019

(Name and address of agent for service)

COPY TO:

Allison M. Fumai, Esq.

DECHERT LLP

1095 Avenue of the Americas

New York, NY 10036-6797

(212) 698-3500

Date of fiscal year end: December 31

Date of reporting period: December 31, 2020

ITEM 1.	REPORTS TO STOCKHOLDERS. The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

2

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

ALTERNATIVE INVESTMENT PARTNERS ABSOLUTE RETURN FUND STS

Consolidated Financial Statements with Report of Independent Registered Public Accounting Firm

For the Year Ended December 31, 2020

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

Oath and Affirmation

To the best of my knowledge and belief, the information contained in this document is accurate and complete.

Noel Langlois, Managing Director of Morgan Stanley Alternative Investment LLC, the General Partner of Morgan Stanley AIP GP LP, the Commodity Pool Operator of Alternative Investment Partners Absolute Return Fund STS

(This oath is required by Section 4.12(c)(3) of the Commodity Futures Trading Commission Regulations under the Commodity Exchange Act, as amended.)

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

Alternative Investment Partners Absolute Return Fund STS

Consolidated Financial Statements with Report of Independent

Registered Public Accounting Firm

For the Year Ended December 31, 2020

Audited financial statements for Alternative Investment Partners Absolute Return Fund for the year ended December 31, 2020 are attached to these consolidated financial statements and are an integral part thereof.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

Alternative Investment Partners Absolute Return Fund STS

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Alternative Investment Partners Absolute Return Fund STS (the “Fund”), as of December 31, 2020, and the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund at December 31, 2020, the consolidated results of its operations and its cash flows for the year then ended and the consolidated changes in its net assets for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 2020, by correspondence with the custodian and others. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.

Philadelphia, Pennsylvania

March 1, 2021

1

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

Alternative Investment Partners Absolute Return Fund STS

Consolidated Statement of Assets and Liabilities

December 31, 2020

Assets
Investment in Alternative Investment Partners Absolute Return Fund, at fair value	$194,804,354
Cash and cash equivalents	181,118
Repurchases receivable from Alternative Investment Partners Absolute Return Fund	6,942,866
Withholding tax credit	245,843

Total assets	202,174,181

Liabilities
Payable for share repurchases	6,948,016
Due to Alternative Investment Partners Absolute Return Fund	713,876
Accrued expenses and other liabilities	90,228

Total liabilities	7,752,120

Net assets	$194,422,061

Net assets consist of:
Net capital	$177,262,094
Total distributable earnings (loss)	17,159,967

Net assets	$194,422,061

Net asset value per share:
114,841.900 shares issued and outstanding, no par value, 1,000,000 registered shares	$1,692.95
Maximum offering price per share ($1,692.95 plus sales load of 3% of net asset value per share)	$1,743.74

See accompanying notes and attached audited financial statements for Alternative Investment Partners Absolute Return Fund.

2

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

Alternative Investment Partners Absolute Return Fund STS

Consolidated Statement of Operations

For the Year Ended December 31, 2020

Net investment income (loss) allocated from Alternative Investment Partners Absolute Return Fund
Dividend income	$32,602
Expenses	(4,789,691)

Net investment income (loss) allocated from Alternative Investment Partners Absolute Return Fund	(4,757,089)

Fund expenses
Withholding taxes	476,804
Professional fees	170,924
Transfer agent fees	126,764
Printing fees	52,355
Registration fees	29,775
Trustees’ fees	2,968
Custody fees	1,292
Other	9,495

Total fund expenses	870,377

Net investment income (loss)	(5,627,466)

Realized and unrealized gain (loss) from investments allocated from Alternative Investment Partners Absolute Return Fund
Net realized gain (loss) from investments	15,333,517
Net change in unrealized appreciation (depreciation) on investments	7,453,916

Net realized and unrealized gain (loss) from investments allocated from Alternative Investment Partners Absolute Return Fund	22,787,433

Net increase (decrease) in net assets resulting from operations	$17,159,967

See accompanying notes and attached audited financial statements for Alternative Investment Partners Absolute Return Fund.

3

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

Alternative Investment Partners Absolute Return Fund STS

Consolidated Statements of Changes in Net Assets

For the year ended December 31, 2019
Net increase (decrease) in net assets resulting from operations:
Net investment income (loss)	$(8,058,865)
Net realized gain (loss) from investments	8,690,688
Net change in unrealized appreciation (depreciation) on investments	12,378,143

Net increase (decrease) in net assets resulting from operations	13,009,966

Shareholder transactions:
Subscriptions (representing 94.738 shares)	142,824
Repurchases (representing 35,091.541 shares)	(53,417,728)

Net increase (decrease) in net assets from shareholder transactions	(53,274,904)

Total increase (decrease) in net assets	(40,264,938)
Net assets, beginning of year (representing 171,239.079 shares)	250,650,117

Net assets, end of year (representing 136,242.276 shares)	$210,385,179

For the year ended December 31, 2020
Net increase (decrease) in net assets resulting from operations:
Net investment income (loss)	$(5,627,466)
Net realized gain (loss) from investments	15,333,517
Net change in unrealized appreciation (depreciation) on investments	7,453,916

Net increase (decrease) in net assets resulting from operations	17,159,967

Shareholder transactions:
Subscriptions (representing 306.829 shares)	475,893
Repurchases (representing 21,707.205 shares)	(33,598,978)

Net increase (decrease) in net assets from shareholder transactions	(33,123,085)

Total increase (decrease) in net assets	(15,963,118)
Net assets, beginning of year (representing 136,242.276 shares)	210,385,179

Net assets, end of year (representing 114,841.900 shares)	$194,422,061

See accompanying notes and attached audited financial statements for Alternative Investment Partners Absolute Return Fund.

4

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

Alternative Investment Partners Absolute Return Fund STS

Consolidated Statement of Cash Flows

For the Year Ended December 31, 2020

Cash flows from operating activities
Net increase (decrease) in net assets resulting from operations	$17,159,967
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Net investment (income) loss allocated from Alternative Investment Partners Absolute Return Fund	4,757,089
Net change in unrealized (appreciation) depreciation on investments allocated from Alternative Investment Partners Absolute Return Fund	(7,453,916)
Net realized (gain) loss from investments allocated from Alternative Investment Partners Absolute Return Fund	(15,333,517)
Proceeds from sales of investments in Alternative Investment Partners Absolute Return Fund	34,201,729
(Increase) decrease in repurchases receivable from Alternative Investment Partners Absolute Return Fund	14,160,414
Increase (decrease) in due to Alternative Investment Partners Absolute Return Fund	(125,948)
Increase (decrease) in accrued expenses and other liabilities	(19,699)

Net cash provided by (used in) operating activities	47,346,119

Cash flows from financing activities
Subscriptions	475,893
Repurchases	(47,659,392)

Net cash provided by (used in) financing activities	(47,183,499)

Net change in cash and cash equivalents	162,620
Cash and cash equivalents at beginning of year	18,498

Cash and cash equivalents at end of year	$181,118

See accompanying notes and attached audited financial statements for Alternative Investment Partners Absolute Return Fund.

5

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

Alternative Investment Partners Absolute Return Fund STS

Notes to Consolidated Financial Statements

December 31, 2020

1. Organization and Consolidation

Alternative Investment Partners Absolute Return Fund STS (the “Fund”) was organized under the laws of the State of Delaware as a statutory trust on October 31, 2005. The Fund commenced operations on September 1, 2006 and operates pursuant to an Agreement and Declaration of Trust (the “Trust Deed”). The Fund is registered under the U.S. Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified management investment company. The Fund’s term is perpetual unless the Fund is otherwise terminated under the terms of the Trust Deed or unless and until required by law.

The Fund is a “Feeder” fund in a “Master-Feeder” structure whereby the Fund invests substantially all of its assets in AIP Absolute Return Fund LDC (the “Offshore Fund”), a Cayman Islands limited duration company, which in turn invests substantially all of its assets in Alternative Investment Partners Absolute Return Fund (the “Master Fund”). The Master Fund is a statutory trust organized under the laws of the State of Delaware and is registered under the 1940 Act, as a closed-end, non-diversified, management investment company. Morgan Stanley AIP GP LP serves as the Master Fund’s investment adviser (the “Investment Adviser”). The Investment Adviser is an affiliate of Morgan Stanley and is registered as an investment adviser under the U.S. Investment Advisers Act of 1940, as amended and as a commodity trading adviser and a commodity pool operator with the Commodity Futures Trading Commission (“CFTC”) and the National Futures Association (“NFA”). The Fund and the Offshore Fund have the same investment objective as the Master Fund. The Master Fund’s investment objective is to seek capital appreciation principally through investing in investment funds (“Investment Funds”) managed by third party investment managers who employ a variety of “absolute return” investment strategies in pursuit of attractive risk-adjusted returns consistent with the preservation of capital. “Absolute return” refers to a broad class of investment strategies that are managed without reference to the performance of equity, debt and other markets. “Absolute return” investment strategies allow investment managers the flexibility to use leveraged or short-sale positions to take advantage of perceived inefficiencies across the global capital markets. The Master Fund may seek to gain investment exposure to certain Investment Funds or to adjust market or risk exposure by entering into derivative transactions such as total return swaps, options and futures.

The Fund consolidates the Offshore Fund, a wholly-owned subsidiary, and has included all of the assets and liabilities and revenues and expenses of the Offshore Fund in the accompanying financial statements. Intercompany balances have been eliminated through consolidation. As of December 31, 2020, the Fund had a 60.40% indirect ownership interest in the Master Fund. The financial statements of the Master Fund, including the Schedule of Investments, are attached to this report and should be read in conjunction with the Fund’s consolidated financial statements.

The Fund has a Board of Trustees (the “Board”) that has overall responsibility for monitoring and overseeing the Fund’s investment program and its management and operations. A majority of the members of the Board (the “Trustees”) are not “interested persons” (as defined by the 1940 Act) of the Fund or the Investment Adviser. The same Trustees also serve as the Master Fund’s Board of Trustees.

See attached audited financial statements for Alternative Investment Partners Absolute Return Fund.

6

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

Alternative Investment Partners Absolute Return Fund STS

Notes to Consolidated Financial Statements (continued)

2. Significant Accounting Policies

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“US GAAP”). Such policies are consistently followed by the Fund in preparation of its consolidated financial statements. Management has determined that the Fund is an investment company in accordance with the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services – Investment Companies,” for the purpose of financial reporting. The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases or decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund’s financial statements are stated in United States dollars.

Investment in the Fund

The Fund offers on a continuous basis through Morgan Stanley Distribution, Inc. (the “Distributor”), an affiliate of Morgan Stanley, 1,000,000 shares of beneficial interest (“Shares”). The initial closing date (“Initial Closing Date”) for public offering of Shares was September 1, 2006. Shares were offered until the Initial Closing Date at an initial offering price of $1,000 per Share, plus any applicable sales load, and have been continuously offered thereafter for purchase as of the first day of each calendar month at the Fund’s then current net asset value per Share, plus any applicable sales load. The Distributor may enter into selected dealer agreements with various brokers and dealers (“Selling Agents”), some of which are affiliates of the Fund, that have agreed to participate in the distribution of the Fund’s Shares. Shares may also be purchased through any registered investment adviser (a “RIA”) that has entered into an arrangement with the Distributor for such RIA to recommend Shares to its clients in conjunction with a “wrap” fee, asset allocation or other managed asset program by such RIA.

Shares are sold only to certain special tax status investors (“Shareholders”), namely tax-exempt and tax-deferred investors. These investors also must represent that they are “accredited investors” within the meaning of Rule 501(a) of Regulation D promulgated under the U.S. Securities Act of 1933, as amended. The Distributor or any Selling Agent or RIA may impose additional eligibility requirements for investors who purchase Shares through the Distributor or such Selling Agent or RIA. The minimum initial investment in the Fund by any Shareholder is $50,000. The minimum additional investment in the Fund by any Shareholder is $25,000. The minimum initial and additional investments may be reduced by the Fund with respect to certain Shareholders. Shareholders may only purchase their Shares through the Distributor, a Selling Agent or a RIA.

The Distributor and Selling Agents may charge Shareholders a sales load of up to 3% of the Shareholder’s purchase. The Distributor or a Selling Agent may, in its discretion, waive the sales load for certain investors. In addition, purchasers of Shares in conjunction with certain “wrap” fee, asset allocation or other managed asset programs sponsored by an investment adviser, including an affiliate of the Adviser, or Morgan Stanley and its affiliates (including the Adviser) and the directors, partners, principals, officers and employees of Morgan Stanley and its affiliates may not be charged a sales load by the Distributor or Selling Agent.

See attached audited financial statements for Alternative Investment Partners Absolute Return Fund.

7

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

Alternative Investment Partners Absolute Return Fund STS

Notes to Consolidated Financial Statements (continued)

2. Significant Accounting Policies (continued)

Investment in the Fund (continued)

The Fund may from time to time offer to repurchase Shares (or portions of them) at net asset value pursuant to written tenders by Shareholders. Any offer to repurchase Shares by the Fund is only made to Shareholders at the same times as, and in parallel with, each repurchase offer made by the Master Fund to its investors, including, indirectly, the Fund. Each such repurchase offer made by the Master Fund will generally apply to up to 15% of the net assets of the Master Fund. Repurchases are made at such times, in such amounts and on such terms as may be determined by the Board, in its sole discretion. In determining whether the Fund should offer to repurchase Shares (or portions of them) from Shareholders, the Board will consider the recommendations of the Adviser as to the timing of such an offer, as well as a variety of operational, business and economic factors. The Adviser expects that it will recommend to the Board that the Fund offers to repurchase Shares (or portions of them) from Shareholders quarterly, on each March 31, June 30, September 30 and December 31. In general, the Fund will initially pay at least 90% of the estimated value of the repurchased Shares to Shareholders as of the later of: (1) a period of within 30 days after the value of the Shares to be repurchased is determined, or (2) if the Master Fund has requested withdrawals of its capital from any Investment Funds in order to fund the repurchase of Shares, within ten business days after the Master Fund has received at least 90% of the aggregate amount withdrawn by the Master Fund from such Investment Funds. The remaining amount (the “Holdback Amount”) will be paid promptly after completion of the annual audit of the Fund and preparation of the Fund’s audited consolidated financial statements. As of December 31, 2020, the total of all Shareholders’ Holdback Amounts was $601,415 which includes any Holdback Amount for repurchases as of December 31, 2020, and is included in payable for share repurchases in the Consolidated Statement of Assets and Liabilities.

Investment in the Master Fund

The Fund records its investment in the Master Fund at fair value which is represented by the Fund’s proportionate indirect interest in the net assets of the Master Fund as of December 31, 2020. Valuation of Investment Funds and other investments held by the Master Fund, including the Master Fund’s disclosure of investments under the three-tier hierarchy, is discussed in the notes to the Master Fund’s financial statements. The Fund records its pro rata share of the Master Fund’s income, expenses and realized and unrealized gains and losses. The performance of the Fund is directly affected by the performance of the Master Fund. The financial statements of the Master Fund, which are attached, are an integral part of these consolidated financial statements. Please refer to the accounting policies disclosed in the financial statements of the Master Fund for additional information regarding significant accounting policies that affect the Fund.

Cash and Cash Equivalents

Cash and cash equivalents consist of cash held on deposit and short term highly liquid investments that are readily convertible to known amounts of cash and have maturities of three months or less. As of December 31, 2020, the Fund did not hold any cash equivalents.

See attached audited financial statements for Alternative Investment Partners Absolute Return Fund.

8

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

Alternative Investment Partners Absolute Return Fund STS

Notes to Consolidated Financial Statements (continued)

2. Significant Accounting Policies (continued)

Income Recognition and Expenses

The Fund recognizes income and expenses on an accrual basis. Income, expenses and realized and unrealized gains and losses are recorded monthly. The Fund accrues its own expenses. The Fund does not pay the Adviser a management fee. As an indirect holder of shares in the Master Fund, however, the Fund does bear its allocable portion (based on the net asset value of the Master Fund attributable to the Fund) of the expenses of the Master Fund, including the management fee paid to the Investment Adviser and shareholder servicing fees paid to the Distributor as described in the Master Fund’s financial statements. Please refer to the attached financial statements of the Master Fund for a discussion of the computation of the management fee and shareholder servicing fee. Included in expenses allocated from the Master Fund in the Consolidated Statement of Operations is $1,988,506 and $1,470,224, which are the Fund’s proportionate share of management fees and shareholder servicing fees, respectively, incurred by the Master Fund for the year ended December 31, 2020.

Third-Party Service Providers

State Street Bank and Trust Company (“State Street”) provides accounting and administrative services to the Fund. State Street also serves as the Fund’s custodian.

UMB Fund Services, Inc. serves as the Funds transfer agent. Transfer agent fees are payable monthly based on an annual Fund base fee, annual per Shareholder account changes, and out-of-pocket expenses incurred by the transfer agent on the Fund’s behalf.

Income and Withholding Taxes

The Fund expects to be treated as a partnership for U.S. federal income tax purposes. No provision for federal, state, or local income taxes is required in the consolidated financial statements. In accordance with the U.S. Internal Revenue Code of 1986, as amended, each of the Shareholders is to include its respective share of the Fund’s realized profits or losses in its individual tax returns. The Fund files tax returns with the U.S. Internal Revenue Service and various states.

The Master Fund is required to withhold up to 30% U.S. tax from U.S. source dividends and 21% (37% for non-corporate, non-U.S. investors) U.S. tax from effectively connected income allocable to its non-U.S. investors and remit those amounts to the U.S. internal Revenue Service on behalf of the non-U.S. investors. If the Master Fund incurs a withholding tax or other tax obligation with respect to the share of the Master Fund’s income allocable to any Shareholder, then the Master Fund, without limitation of any other rights of the Fund, will cause a Share repurchase from the Master Fund in the amount of the tax obligation. The amount of the tax obligation attributable to the Fund will be treated as an expense by the Fund.

For the year ended December 31, 2020, the Master Fund recorded an estimated tax withholding amount of $476,804 related to the Fund’s share of withholding taxes, which is included in the Fund’s Consolidated Statement of Operations.

See attached audited financial statements for Alternative Investment Partners Absolute Return Fund.

9

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

Alternative Investment Partners Absolute Return Fund STS

Notes to Consolidated Financial Statements (continued)

2. Significant Accounting Policies (continued)

Income and Withholding Taxes (continued)

The Fund has concluded there are no significant uncertain tax positions that would require recognition in the consolidated financial statements as of December 31, 2020. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in other expenses in the Consolidated Statement of Operations. Generally, open tax years under potential examination vary by jurisdiction, but at least each of the tax years in the four-year period ended December 31, 2020, remains subject to examination by major taxing authorities.

3. Market Risk

Certain impacts to public health conditions particular to the coronavirus (COVID-19) outbreak could impact the operations and financial performance of certain of the Fund’s investments. The extent of the impact to the financial performance of the Fund’s investments will depend on future developments, including, (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted. If the financial performance of the Fund’s investments is impacted because of these factors for an extended period, the Fund’s investment results may be adversely affected.

4. Contractual Obligations

The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

See attached audited financial statements for Alternative Investment Partners Absolute Return Fund.

10

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

Alternative Investment Partners Absolute Return Fund STS

Notes to Consolidated Financial Statements (continued)

5. Financial Highlights

The following represents per Share data, ratios to average net assets and other financial highlights information for Shareholders.

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
For a Share outstanding throughout the year:
Net asset value, beginning of year	$1,544.20	$1,463.74	$1,493.37	$1,431.99	$1,450.79

Net investment income (loss) (a)	(44.27)	(50.21)	(44.96)	(43.09)	(41.35)
Net realized and unrealized gain (loss) from investments	193.02	130.67	15.33	104.47	22.55

Net increase (decrease) resulting from operations	148.75	80.46	(29.63)	61.38	(18.80)

Net asset value, end of year	$1,692.95	$1,544.20	$1,463.74	$1,493.37	$1,431.99

Total return (b)	9.63%	5.50%	(1.98%)	4.29%	(1.30%)
Ratio of total expenses (c)	2.86%	3.41%	3.04%	2.96%	2.94%
Ratio of net investment income (loss) (d)	(2.84%)	(3.33%)	(2.99%)	(2.94%)	(2.93%)
Portfolio turnover (e)	23%	33%	22%	14%	21%
Net assets, end of year (000s)	$194,422	$210,385	$250,650	$281,525	$307,223

(a)	Calculated based on the average shares outstanding methodology.
(b)

Total return assumes a subscription of a Share in the Fund at the beginning of the year indicated and a repurchase of the Share on the last day of the year indicated, and does not reflect the impact of the sales load, if any, incurred when subscribing to the Fund.

(c)	Includes expenses allocated from the Master Fund.
(d)	Includes income and expenses allocated from the Master Fund.
(e)	The portfolio turnover rate reflects investment activity of the Master Fund.

The above ratios and total returns have been calculated for the Shareholders taken as a whole. An individual Shareholder’s return and ratios may vary from these returns and ratios due to the timing of Share transactions and withholding tax allocation, as applicable.

6. Subsequent Events

Unless otherwise stated throughout the Notes to Consolidated Financial Statements, the Fund noted no subsequent events that require disclosure in or adjustment to the consolidated financial statements.

See attached audited financial statements for Alternative Investment Partners Absolute Return Fund.

11

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

Alternative Investment Partners Absolute Return Fund STS

Proxy Voting Policies and Procedures and Proxy Voting Record (Unaudited)

If applicable, a copy of (1) the Fund’s policies and procedures with respect to the voting of proxies relating to the Fund’s investments; and (2) how the Fund voted proxies relating to Fund investments during the most recent period ended June 30, is available without charge, upon request, by calling the Fund at 1-888-322-4675. This information is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Quarterly Portfolio Schedule (Unaudited)

The Fund also files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the Fund’s first and third fiscal quarters on Form N-PORT. The Fund’s Forms N-PORT are available on the Securities and Exchange Commission’s website at http://www.sec.gov. Once filed, the most recent Form N-PORT will be available without charge, upon request, by calling the Fund at 1-888-322-4675.

12

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

Information Concerning Trustees and Officers (Unaudited)

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee	Other Directorships Held by Independent Trustee**

Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1944	Trustee	Since August 2006	President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996- 2004); served as Chief of Naval Personnel (July 1994- September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l’Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).	79	Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various nonprofit organizations; formerly, Director of BP, plc (November 2010-May 2019) .

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1953	Trustee	Since August 2006	Chairperson of the Governance Committee (since January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	79	Board Member, University of Albany Foundation (2012- present); Board Member, Mutual Funds Directors Forum (2014- present); Director of various non-profit organizations.

Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Trustee	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011- December 2013) and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005- May 2010).	80	Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005- 2016); Member of Virginia Commonwealth University Board of Visitors (2013- 2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

13

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

Information Concerning Trustees and Officers (Unaudited) (continued)

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee	Other Directorships Held by Independent Trustee**

Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1957	Trustee	Since January 2015	Chairman, Opus Capital Group (since 1996); formerly, CEO, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005- July 2008).	80	Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee; Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002 Birth Year: 1949	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (since January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co- Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991- September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	79	Director of NVR, Inc. (home construction).

Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1942	Trustee	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust (1982-1999).	80	Director, Rubicon Investments (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.

14

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

Information Concerning Trustees and Officers (Unaudited) (continued)

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee	Other Directorships Held by Independent Trustee**

Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1958	Trustee	Since August 2006	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co- President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Risk Committee (since January 2021); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	79	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Patricia Maleski c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1960	Trustee	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer—Global Asset Management (2013-2015); President, JPMorgan Funds (2010- 2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	80	None.

15

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

Information Concerning Trustees and Officers (Unaudited) (continued)

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee	Other Directorships Held by Independent Trustee**

W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Trustee	Chair of the Boards since August 2020 and Trustee since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	79	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

*	This is the earliest date the Trustee began serving the Morgan Stanley Funds. Each Trustee serves an indefinite term, until his or her successor is elected.
**	This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

16

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

Information Concerning Trustees and Officers (Unaudited) (continued)

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served**	Principal Occupation(s) During Past 5 Years

John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013	President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Public Markets Product Development (since 2006).

Timothy J.Knierim 522 Fifth Avenue New York, NY 10036 Birth Year: 1959	Chief Compliance Officer	Since December 2016	Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (2014-2020). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016).

Matthew Graver 100 Front Street, Suite 400 West Conshohocken, PA 19428-2881 Birth Year: 1968	Vice President	Since June 2008	Chief Operating Officer of the Morgan Stanley Alternative Investment Partners Fund of Hedge Funds group and Managing Director of Morgan Stanley Investment Management Inc. Formerly, Senior Manager at PricewaterhouseCoopers LLP.

Mary E. Mullin 522 Fifth Avenue New York, NY 10036 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017	Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year: 1965`	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).

*	This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves an indefinite term, until his or her successor is elected.

In addition, the following individuals who are officers of the Adviser or its affiliates serve as assistant secretaries of the Trust: Princess Kludjeson, Kristina B. Magolis, Francesca Mead and Jill R. Whitelaw.

17

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

Alternative Investment Partners Absolute Return Fund STS

100 Front Street, Suite 400

West Conshohocken, PA 19428

Trustees	Legal Counsel
W. Allen Reed, Chair of the Board	Dechert LLP
Frank L. Bowman	1095 Avenue of the Americas
Kathleen A. Dennis	New York, NY 10036
Nancy C. Everett
Jakki L. Haussler	Counsel to the Independent Trustees
Dr. Manuel H. Johnson	Perkins Coie LLP
Joseph J. Kearns	1155 Avenue of the Americas
Michael F. Klein	New York, New York 10036
Patricia Maleski

Officers
John H. Gernon, President and Principal Executive Officer
Matthew Graver, Vice President
Michael J. Key, Vice President
Timothy J.Knierim, Chief Compliance Officer
Noel Langlois, Treasurer and Principal Financial Officer
Mary E. Mullin, Secretary

Master Fund’s Investment Adviser
Morgan Stanley AIP GP LP 100 Front Street, Suite 400
West Conshohocken, PA 19428

Administrator, Custodian, Fund Accounting Agent and Escrow Agent
State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent
UMB Fund Services, Inc. 803 W. Michigan Street
Milwaukee, WI 53233

Independent Registered Public Accounting Firm
Ernst & Young LLP
One Commerce Square 2005 Market Street, Suite 700
Philadelphia, PA 19103

18

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

ALTERNATIVE INVESTMENT PARTNERS ABSOLUTE RETURN FUND

Financial Statements with Report of
Independent Registered Public Accounting Firm

For the Year Ended December 31, 2020

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

Oath and Affirmation

To the best of my knowledge and belief, the information contained in this document is accurate and complete.

Noel Langlois, Managing Director of Morgan Stanley Alternative Investment LLC, the General Partner of Morgan Stanley AIP GP LP, the Commodity Pool Operator of Alternative Investments Partners Absolute Return Fund

(This oath is required by Section 4.12(c)(3) of the Commodity Futures Trading Commission Regulations under the Commodity Exchange Act, as amended.)

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

Alternative Investment Partners Absolute Return Fund

Financial Statements with Report of

Independent Registered Public Accounting Firm

For the Year Ended December 31, 2020

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

    Alternative Investment Partners Absolute Return Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Alternative Investment Partners Absolute Return Fund (the “Fund”), including the schedule of investments, as of December 31, 2020, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at December 31, 2020, the results of its operations and its cash flows for the year then ended and the changes in its net assets for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 2020, by correspondence with the custodian, management of the investment funds and others. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.

Philadelphia, Pennsylvania

March 1, 2021

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

Alternative Investment Partners Absolute Return Fund

Statement of Assets and Liabilities

December 31, 2020

Assets
Investment in investment funds, at fair value (cost $274,244,382)	$375,188,546
Cash and cash equivalents	8,526,902
Prepaid investments in investment funds	3,845,000
Receivable for investments sold	22,354,471
Due from Alternative Investment Partners Absolute Return Fund STS	713,876
Withholding tax credit	42,338
Other assets	36,918

Total assets	410,708,051

Liabilities
Line of credit payable	74,996,267
Payable for share repurchases	10,146,947
Shareholder servicing fee payable	1,397,962
Withholding tax payable	768,752
Management fee payable	544,680
Transfer agent fee payable	8,952
Accrued expenses and other liabilities	344,293

Total liabilities	88,207,853

Net assets	$322,500,198

Net assets consist of:
Net capital	$143,175,438
Total distributable earnings (loss)	179,324,760

Net assets	$322,500,198

Net asset value per share:
168,641.306 shares issued and outstanding, no par value, 1,500,000 registered shares	$1,912.34
Maximum offering price per share ($1,912.34 plus sales load of 3% of net asset value per share)	$1,969.71

The accompanying notes are an integral part of these financial statements and should be used in conjunction herewith.

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

Alternative Investment Partners Absolute Return Fund

Statement of Operations

For the Year Ended December 31, 2020

Investment income
Dividend	$53,769

Expenses
Management fees	3,277,419
Shareholder servicing fees	2,423,194
Interest expense	1,380,649
Professional fees	338,503
Accounting and administration fees	218,012
Custody fees	86,616
Transfer agent fees	60,810
Registration fees	55,797
Other	53,905

Total expenses	7,894,905

Net investment income (loss)	(7,841,136)

Realized and unrealized gain (loss) from investments
Net realized gain (loss) from investments in investment funds	25,293,842

Net realized gain (loss) from investments	25,293,842

Net change in unrealized appreciation/depreciation on investments in investment funds	12,199,367

Net change in unrealized appreciation/depreciation on investments	12,199,367

Net realized and unrealized gain (loss) from investments	37,493,209

Net increase (decrease) in net assets resulting from operations	$29,652,073

The accompanying notes are an integral part of these financial statements and should be used in conjunction herewith.

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

Alternative Investment Partners Absolute Return Fund

Statements of Changes in Net Assets

For the year ended December 31, 2019
Net increase (decrease) in net assets resulting from operations:
Net investment income (loss)	$(10,146,969)
Net realized gain (loss) from investments	13,948,069
Net change in unrealized appreciation/depreciation on investments	19,660,895

Net increase (decrease) in net assets resulting from operations	23,461,995

Shareholder transactions
Subscriptions (representing 1,375.924 shares)	2,311,982
Repurchases (representing 43,288.234 shares)	(73,771,399)

Net increase (decrease) in net assets from shareholder transactions	(71,459,417)

Total increase (decrease) in net assets	(47,997,422)
Net assets, beginning of year (representing 242,544.521 shares)	396,558,665

Net assets, end of year (representing 200,632.211 shares)	$348,561,243

For the year ended December 31, 2020
Net increase (decrease) in net assets resulting from operations:
Net investment income (loss)	$(7,841,136)
Net realized gain (loss) from investments	25,293,842
Net change in unrealized appreciation/depreciation on investments	12,199,367

Net increase (decrease) in net assets resulting from operations	29,652,073

Shareholder transactions
Subscriptions (representing 234.700 shares)	403,785
Repurchases (representing 32,225.605 shares)	(56,116,903)

Net increase (decrease) in net assets from shareholder transactions	(55,713,118)

Total increase (decrease) in net assets	(26,061,045)
Net assets, beginning of year (representing 200,632.211 shares)	348,561,243

Net assets, end of year (representing 168,641.306 shares)	$322,500,198

The accompanying notes are an integral part of these financial statements and should be used in conjunction herewith.

4

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

Alternative Investment Partners Absolute Return Fund

Statement of Cash Flows

For the Year Ended December 31, 2020

Cash flows from operating activities
Net increase (decrease) in net assets resulting from operations	$29,652,073
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Net realized (gain) loss from investments in investment funds	(25,293,842)
Net change in unrealized (appreciation) depreciation on investments in investment funds	(12,199,367)
Purchase of investments in investment funds	(88,998,406)
Proceeds from sale of investments in investment funds	169,530,727
(Increase) decrease in prepaid investments in investment funds	(3,845,000)
(Increase) decrease in receivable for investments sold	10,730,130
(Increase) decrease in due from Alternative Investment Partners
Absolute Return Fund STS	125,948
(Increase) decrease in withholding tax credit	(42,338)
(Increase) decrease in other assets	5,169
Increase (decrease) in shareholder servicing fee payable	20,704
Increase (decrease) in withholding tax payable	(93,610)
Increase (decrease) in management fee payable	(1,320,081)
Increase (decrease) in transfer agent fee payable	(5,730)
Increase (decrease) in accrued expenses and other liabilities	(371,098)

Net cash provided by (used in) operating activities	77,895,279

Cash flows from financing activities
Proceeds from advances on line of credit	12,700,011
Repayments of advances on line of credit	(14,950,011)
Subscriptions	403,785
Repurchases	(71,129,950)

Net cash provided by (used in) financing activities	(72,976,165)

Net change in cash and cash equivalents	4,919,114
Cash and cash equivalents at beginning of year	3,607,788

Cash and cash equivalents at end of year	$8,526,902

Supplemental disclosure of cash flow information:
Cash paid during the year for interest	$1,486,720

The accompanying notes are an integral part of these financial statements and should be used in conjunction herewith.

5

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

Alternative Investment Partners Absolute Return Fund

Schedule of Investments

December 31, 2020

						Next
	First			Percent of	Percent	Available
	Acquisition		Fair	Investment	of Net	Redemption
Description	Date	Cost	Value	Fund Held*	Assets	Date**	Liquidity***
Investment Funds
Commodity Trading Advisors - Managed Futures
Squarepoint Core US Feeder LP	7/1/2020	$18,500,000	$19,113,228	3.13%	5.93%	3/31/2021	Monthly
Two Sigma Absolute Return Macro Enhanced Fund, LP	7/1/2014	9,312,124	10,340,158	1.12	3.20	1/31/2021	Monthly

Total Commodity Trading Advisors - Managed Futures		27,812,124	29,453,386		9.13

Distressed
Cerberus Partners, L.P.	11/1/2009	1,852,017	6,500,364	3.76	2.02	(a)	(a)
Cerberus SPV, LLC	11/1/2009	1,151,435	4,771,373	1.89	1.48	(a)	(a)

Total Distressed		3,003,452	11,271,737		3.50

Equity Long/Short - High Hedge
Cinctive Global Fund LP	9/3/2019	11,085,507	12,562,817	2.75	3.90	3/31/2021	Quarterly
Holocene Advisors Fund LP	4/1/2017	15,290,000	23,637,604	1.30	7.33	3/31/2021	Quarterly
Iron Triangle Fund LP	7/1/2019	8,826,748	11,686,837	9.84	3.62	3/31/2021	Quarterly
Magnetar Equity Opportunities Fund LLC	2/1/2011	590,002	4,835,113	8.73	1.50	1/31/2021	Monthly
Point72 Capital, L.P.	12/1/2018	14,083,164	18,613,650	0.31	5.77	3/31/2021	Quarterly

Total Equity Long/Short - High Hedge		49,875,421	71,336,021		22.12

Equity Long/Short - Opportunistic
Axon Partners, LP	10/1/2007	4,384,155	1,629,719	0.96	0.51	(a)	(a)
Pleiad Asia Onshore Feeder Fund	2/1/2016	2,837,587	3,613,032	2.03	1.12	3/31/2021	Quarterly

Total Equity Long/Short - Opportunistic		7,221,742	5,242,751		1.63

The accompanying notes are an integral part of these financial statements and should be used in conjunction herewith.

6

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

Alternative Investment Partners Absolute Return Fund

Schedule of Investments (continued)

December 31, 2020

						Next
	First			Percent of	Percent	Available
	Acquisition		Fair	Investment	of Net	Redemption
Description	Date	Cost	Value	Fund Held*	Assets	Date**	Liquidity***
Investment Funds (continued)
Event Driven Credit
Olympus Peak Onshore LP	8/1/2020	$13,050,000	$14,325,171	3.47%	4.44%	3/31/2021	Quarterly

Total Event Driven Credit		13,050,000	14,325,171		4.44

Fixed Income Arbitrage
Obsidian Relative Value Strategy Fund, Ltd.	9/1/2018	13,596,103	17,353,589	2.62	5.38	3/31/2021	Monthly
PGIM Fixed Income Global Liquidity Relative Value Fund I, L.P.	3/1/2019	13,090,364	14,745,836	4.55	4.57	2/28/2021	Monthly

Total Fixed Income Arbitrage		26,686,467	32,099,425		9.95

Macro
AKAZ Onshore Fund LP	1/1/2019	8,491,512	10,980,735	19.12	3.41	3/31/2021	Quarterly
Autonomy Global Macro Fund LP	6/1/2013	2,398,148	2,619,935	0.92	0.81	3/31/2021	Monthly
Bellus Ventures II LP	6/1/2019	10,140,000	9,939,936	4.23	3.08	3/31/2021	Quarterly
Broad Reach (US) Fund LP	2/1/2020	11,975,000	13,047,898	14.55	4.05	3/31/2021	Quarterly
D.E. Shaw Oculus Fund, L.L.C.	11/1/2006	6,091,471	17,301,002	0.82	5.36	3/31/2021	Quarterly
Element Capital US Feeder Fund LLC	7/1/2018	19,330,000	23,942,353	0.57	7.42	3/31/2021	Quarterly
One River Long Volatility SP	5/1/2020	5,425,000	5,004,009	2.74	1.55	1/31/2021	Monthly
Rokos Global Macro Fund LP	12/1/2015	12,995,000	22,526,245	1.42	6.99	3/31/2021	Monthly
X2 Opportunistic Debt Fund, LLC	2/1/2017	1,838,891	1,963,129	13.15	0.61	(a)	(a)

Total Macro		78,685,022	107,325,242		33.28

Mortgage Arbitrage
Cerberus CMBS Opportunities Fund, L.P.	10/1/2014	9,152,565	9,651,568	1.03	2.99	(a)	(a)
Tilden Park Investment Fund LP	3/1/2012	5,108,773	11,355,421	0.48	3.52	(a)	(a)

Total Mortgage Arbitrage		14,261,338	21,006,989		6.51

Multi-Strategy
D.E. Shaw Composite Fund, L.L.C.	1/1/2006	206,416	257,058	0.01	0.08	(a)	(a)
Magnetar Capital Fund, LP	1/1/2008	111,065	121,105	3.77	0.04	(a)	(a)
QVT SLV Onshore Ltd.	3/1/2012	259,233	386,047	3.51	0.12	(a)	(a)

Total Multi-Strategy		576,714	764,210		0.24

The accompanying notes are an integral part of these financial statements and should be used in conjunction herewith.

7

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

Alternative Investment Partners Absolute Return Fund

Schedule of Investments (continued)

December 31, 2020

						Next
	First			Percent of	Percent	Available
	Acquisition		Fair	Investment	of Net	Redemption
Description	Date	Cost	Value	Fund Held*	Assets	Date**	Liquidity***
Investment Funds (continued)
Other Directional
BCIM Credit Opportunities, LP (b)	10/1/2014	$1,760,888	$3,772,377	5.61%	1.17%	(a)	(a)
Burford Alternative Income Fund LP (b)	12/19/2018	6,853,660	8,016,929	3.28	2.49	(a)	(a)

Total Other Directional		8,614,548	11,789,306		3.66

Private Placements
QVT Roiv Hldgs Onshore Ltd.	1/1/2016	777,688	3,226,218	3.13	1.00	(a)	(a)

Total Private Placements		777,688	3,226,218		1.00

Statistical Arbitrage
D.E. Shaw Valence Fund, L.L.C.	1/1/2015	10,407,417	22,545,180	1.06	6.99	3/31/2021	Quarterly
Squarepoint Focus US Feeder LP	9/1/2019	11,970,000	12,503,477	1.45	3.87	3/31/2021	Monthly
Two Sigma Spectrum U.S. Fund, LP	5/1/2011	10,002,449	20,730,203	0.66	6.43	3/31/2021	Quarterly
Voloridge Fund, LP	11/1/2020	11,300,000	11,569,230	0.81	3.59	1/31/2021	Monthly

Total Statistical Arbitrage		43,679,866	67,348,090		20.88

Total Investments in Investment Funds		$274,244,382	375,188,546		116.34

Liabilities in excess of Other Assets			(52,688,348)		(16.34)

Total Net Assets			$322,500,198		100.00%

The accompanying notes are an integral part of these financial statements and should be used in conjunction herewith.

8

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

Alternative Investment Partners Absolute Return Fund

Schedule of Investments (continued)

December 31, 2020

Detailed information about all of the Investment Funds’ portfolios is not available. Investment Funds are non-income producing.

*	May represent percentage ownership of a feeder Investment Fund, which in turn invests in a master Investment Fund. May not reflect year-ended redemptions at Investment Funds.
**

Investments in Investment Funds may be composed of multiple tranches. The Next Available Redemption Date relates to the earliest date after December 31, 2020 that redemption from a tranche is available. Other tranches may have an available redemption date that is after the Next Available Redemption Date. Redemptions from Investment Funds may be subject to fees.

***	Available frequency of redemptions after initial lock-up period, if any. Different tranches may have different liquidity terms.
(a)

A portion or all of the Fund’s interests in the Investment Fund have restricted liquidity. In addition to any redemption proceeds that may have already been received, the Fund will continue to receive proceeds periodically as the Investment Fund is able to liquidate underlying investments.

(b)	The Investment Fund contains capital commitments. The general partner of the Investment Fund may call or distribute capital on a periodic basis.

The following table summarizes the initial commitment and unfunded amounts of the Investment Funds as of December 31, 2020, aggregated by investment strategy:

Investment Funds	Commitments	Unfunded
Other Directional
BCIM Credit Opportunities, LP	$14,400,000	$11,847,410
Burford Alternative Income Fund LP	$9,900,000	$3,046,340

The accompanying notes are an integral part of these financial statements and should be used in conjunction herewith.

9

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

Alternative Investment Partners Absolute Return Fund

Schedule of Investments (continued)

December 31, 2020

Strategy Allocation	Percent of Net Assets
Macro	33.28%
Equity Long/Short - High Hedge	22.12
Statistical Arbitrage	20.88
Fixed Income Arbitrage	9.95
Commodity Trading Advisors - Managed Futures	9.13
Mortgage Arbitrage	6.51
Event Driven Credit	4.44
Other Directional	3.66
Distressed	3.50
Equity Long/Short - Opportunistic	1.63
Private Placements	1.00
Multi-Strategy	0.24

Total Investments in Investment Funds	116.34%

The accompanying notes are an integral part of these financial statements and should be used in conjunction herewith.

10

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

Alternative Investment Partners Absolute Return Fund

Notes to Financial Statements

December 31, 2020

1.	Organization

Alternative Investment Partners Absolute Return Fund (the “Fund”) was organized under the laws of the State of Delaware as a statutory trust on May 12, 2005. The Fund commenced operations on January 1, 2006 and operates pursuant to an Agreement and Declaration of Trust (the “Trust Deed”). The Fund is registered under the U.S. Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified management investment company. The Fund’s investment objective is to seek capital appreciation principally through investing in investment funds (“Investment Funds”) managed by third party investment managers who employ a variety of “absolute return” investment strategies in pursuit of attractive risk-adjusted returns consistent with the preservation of capital. “Absolute return” refers to a broad class of investment strategies that are managed without reference to the performance of equity, debt and other markets. “Absolute return” investment strategies allow investment managers the flexibility to use leveraged or short-sale positions to take advantage of perceived inefficiencies across the global capital markets. The Fund may seek to gain investment exposure to certain Investment Funds or to adjust market or risk exposure by entering into derivative transactions, such as total return swaps, options and futures.

Morgan Stanley Alternative Investment Partners LP serves as the Fund’s “Special Shareholder.” The Special Shareholder shall make such contributions to the capital of the Fund from time to time and has appointed a partnership representative for the Fund, which is treated as a partnership for U.S. federal income tax purposes. Morgan Stanley AIP GP LP serves as the Fund’s investment adviser (the “Investment Adviser”). The Adviser is responsible for providing day-to-day investment management services to the Fund, subject to the supervision of the Fund’s Board of Trustees (the “Board”). The Investment Adviser is an affiliate of Morgan Stanley. The Adviser is registered as an investment adviser under the U.S. Investment Advisers Act of 1940, as amended (the “Advisers Act”), and as a commodity trading adviser and a commodity pool operator with the Commodity Futures Trading Commission and the National Futures Association. The Fund’s term is perpetual unless the Fund is otherwise terminated under the terms of the Trust Deed or unless and until required by law.

The Fund is a “Master” fund in a “Master-Feeder” structure whereby the feeder fund invests substantially all of its assets in the Fund. As of December 31, 2020, Alternative Investment Partners Absolute Return Fund STS, an indirect feeder fund to the Fund, represented 60.40% of the Fund’s net assets.

The Board has overall responsibility for monitoring and overseeing the Fund’s investment program and its management and operations. None of the members of the Board are “interested persons” (as defined by the 1940 Act) of the Fund or the Investment Adviser.

The Fund offers on a continuous basis through Morgan Stanley Distribution, Inc. (the “Distributor”), an affiliate of Morgan Stanley, 1,500,000 shares of beneficial interest (“Shares”). The initial closing date (“Initial Closing Date”) for public offering of Shares was July 1, 2006. Shares were offered until the Initial Closing Date at an initial offering price of $1,000 per Share, plus any applicable sales load, and have been continuously offered thereafter for purchase as of the first day of each calendar month at the

11

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

Alternative Investment Partners Absolute Return Fund

Notes to Financial Statements (continued)

1. Organization (continued)

Fund’s then current net asset value per Share, plus any applicable sales load. The Distributor may enter into selected dealer agreements with various brokers and dealers (“Selling Agents”), some of which are affiliates of the Fund, that have agreed to participate in the distribution of the Fund’s Shares. Shares may also be purchased through any registered investment adviser (a “RIA”) that has entered into an arrangement with the Distributor for such RIA to recommend Shares to its clients in conjunction with a “wrap” fee, asset allocation or other management asset program by such RIA.

Shares are sold only to investors (“Shareholders”) that represent that they are “accredited investors” within the meaning of Rule 501(a) of Regulation D promulgated under the U.S. Securities Act of 1933, as amended. The minimum initial investment in the Fund by any Shareholder is $50,000. The minimum additional investment in the Fund by any Shareholder is $25,000. The minimum initial and additional investments may be reduced by the Fund with respect to certain Shareholders. Shareholders may only purchase their Shares through the Distributor, a Selling Agent or a RIA.

The Fund may from time to time offer to repurchase Shares (or portions of them) at net asset value pursuant to written tenders by Shareholders, and each such repurchase offer will generally apply to up to 15% of the net assets of the Fund. Repurchases are made at such times, in such amounts and on such terms as may be determined by the Board, in its sole discretion. In determining whether the Fund should offer to repurchase Shares (or portions of them) from Shareholders, the Board will consider the recommendations of the Adviser as to the timing of such an offer, as well as a variety of operational, business and economic factors. The Adviser expects that, generally, it will recommend to the Board that the Fund offers to repurchase Shares (or portions of them) from Shareholders quarterly, on each March 31, June 30, September 30 and December 31. In general, the Fund will initially pay at least 90% of the estimated value of the repurchased Shares to Shareholders as of the later of: (1) a period of within 30 days after the value of the Shares to be repurchased is determined, or (2) if the Fund has requested withdrawals of its capital from any Investment Funds in order to fund the repurchase of Shares, within ten business days after the Fund has received at least 90% of the aggregate amount withdrawn by the Fund from such Investment Funds. The remaining amount (the “Holdback Amount”) will be paid promptly after completion of the annual audit of the Fund and preparation of the Fund’s audited financial statements. As of December 31, 2020, the Holdback Amount was $985,162, which included any Holdback Amount for repurchases as of December 31, 2020, and was included in payable for share repurchases in the Statement of Assets and Liabilities.

2. Significant Accounting Policies

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“US GAAP”). Such policies are consistently followed by the Fund in preparation of its financial statements. Management has determined that the Fund is an investment company in accordance with the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services – Investment Companies”, for the purpose of financial reporting. The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases or decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund’s financial statements are stated in United States dollars.

12

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

Alternative Investment Partners Absolute Return Fund

Notes to Financial Statements (continued)

2. Significant Accounting Policies (continued)

Portfolio Valuation

The net asset value of the Fund is determined as of the close of business at the end of any fiscal period, generally monthly, in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board.

As of December 31, 2020, all of the Fund’s portfolio was comprised of investments in Investment Funds.

The Board has approved procedures pursuant to which the Fund values its investments in Investment Funds at fair value, which ordinarily will be the amount equal to the Fund’s pro rata interest in the net assets of each such Investment Fund (“NAV”), as such value is supplied by, or on behalf of, the Investment Fund’s investment manager from time to time, usually monthly. Values received from, or on behalf of, the Investment Funds’ respective investment managers are typically estimates only, subject to subsequent revision by such investment managers. Such values are generally net of management fees and performance incentive fees or allocations payable to the Investment Funds’ managers or general partners pursuant to the Investment Funds’ operating agreements. The Investment Funds value their underlying investments in accordance with policies established by each Investment Fund, as described in each of their financial statements or offering memoranda. The Fund’s investments in Investment Funds are subject to the terms and conditions of the respective operating agreements and offering memoranda, as appropriate.

Some of the Investment Funds may hold a portion of their assets in “side pockets,” which are sub-funds within the Investment Funds that have restricted liquidity, potentially extending over a much longer period than the typical liquidity an investment in the Investment Funds may provide. Should the Fund seek to liquidate its investment in an Investment Fund that maintains these side pockets, the Fund might not be able to fully liquidate its investment without delay, which could be considerable. In such cases, until the Fund is permitted to fully liquidate its interest in the Investment Fund, the fair value of its investment could fluctuate based on adjustments to the value of the side pocket as reported by the Investment Fund’s investment manager. At December 31, 2020, $2,007,882 of the Fund’s capital was invested in side pockets maintained by the Investment Funds.

The Adviser has designed ongoing due diligence processes with respect to Investment Funds and their investment managers, which assist the Adviser in assessing the quality of information provided by, or on behalf of, each Investment Fund and in determining whether such information continues to be reliable or whether further investigation is necessary. Such investigation, as applicable, may or may not require the Adviser to forego its normal reliance on the value supplied by, or on behalf of, such Investment Fund and to determine independently the fair value of the Fund’s interest in such Investment Fund, consistent with the Fund’s fair valuation procedures.

Where no value is readily available from an Investment Fund or where a value supplied by an Investment Fund is deemed by the Adviser not to be indicative of its fair value, the Adviser will determine the fair value of the Investment Fund. In order to determine the fair value of these Investment Funds, the Adviser has established the Fund of Hedge Funds Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for determining and implementing the Fund’s valuation policies and

13

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

Alternative Investment Partners Absolute Return Fund

Notes to Financial Statements (continued)

2. Significant Accounting Policies (continued)

Portfolio Valuation (continued)

procedures, which have been adopted by the Board and are subject to Board supervision. The Valuation Committee consists of voting members from Morgan Stanley’s accounting, financial reporting and risk management groups, and non-voting members from portfolio management, legal and compliance groups. A member of the portfolio management team may attend each Valuation Committee meeting to provide knowledge, insight, and recommendations on valuation issues. The portfolio management team will recommend to the Valuation Committee a fair value for an investment using valuation techniques such as a market approach or income approach. In applying these valuation techniques, the portfolio management team uses their knowledge of the Investment Fund, industry expertise, information obtained through communication with the Investment Fund’s investment manager, and available relevant information as it considers material. After consideration of the portfolio management team’s recommendation, the Valuation Committee will determine, in good faith, the fair value of the Investment Fund. The Valuation Committee shall meet at least annually to analyze changes in fair value measurements. Because of the inherent uncertainty of valuation, the fair values of the Fund’s investments may differ significantly from the values that would have been used had a ready market for these Investment Funds held by the Fund been available.

Cash and Cash Equivalents

Cash and cash equivalents consist of cash held on deposit and short term highly liquid investments that are readily convertible to known amounts of cash and have maturities of three months or less. Money market funds are recorded at fair value and are categorized as Level 1 securities as described in Note 4. As of December 31, 2020, the Fund did not hold any cash equivalents. Investments in money market funds are valued at net asset value.

Income Recognition and Expenses

The Fund recognizes income and expenses on an accrual basis. Income, expenses and realized and unrealized gains and losses are recorded monthly. The changes in Investment Funds’ fair values are included in net change in unrealized appreciation/depreciation on investments in Investment Funds in the Statement of Operations. Realized gain (loss) from investments in Investment Funds is calculated using specific identification.

Income and Withholding Taxes

No provision for federal, state, or local income taxes is required in the financial statements. In accordance with the U.S. Internal Revenue Code of 1986, as amended, each of the Shareholders and Special Shareholder is to include its respective share of the Fund’s realized profits or losses in its individual tax returns. The Fund files tax returns with the U.S. Internal Revenue Service and various states. The Fund expects to be treated as a partnership for U.S. federal income tax purposes.

14

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

Alternative Investment Partners Absolute Return Fund

Notes to Financial Statements (continued)

2. Significant Accounting Policies (continued)

Income and Withholding Taxes (continued)

The Fund is required to withhold up to 30% U.S. tax from U.S. source dividends and 21% (37% for non-corporate, non-U.S. investors) U.S. tax from effectively connected income allocable to its non-U.S. investors and remit those amounts to the U.S. Internal Revenue Service on behalf of the non-U.S. investors. The rate of withholding is generally the rate at which the particular non-U.S. Shareholder is subject to U.S. federal income tax. The non-U.S. Shareholders are obligated to indemnify the Fund for any taxes that the Fund is required to withhold as well as any interest or penalties. Withholding taxes result in a repurchase of Shares from the Fund for any non-U.S. Shareholders who incur the withholding.

For the year ended December 31, 2020, the Fund recorded an estimated tax withholding amount of $476,804 which is included in repurchases in the Statements of Changes in Net Assets. The Special Shareholder made no contributions to the capital of the Fund for U.S. Federal income tax purposes during this period.

The Fund has concluded there are no significant uncertain tax positions that would require recognition in the financial statements as of December 31, 2020. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in other expenses in the Statement of Operations. Generally, open tax years under potential examination vary by jurisdiction, but at least each of the tax years in the four-year period ended December 31, 2020, remains subject to examination by major taxing authorities.

Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), “Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting” in response to concerns about structural risks of interbank offered rates, such as LIBOR. ASU 2020-04 provides optional temporary guidance to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting for certain types of contract modifications, hedging relationships and other transactions that contain LIBOR and/or any other reference rate that is expected to be discontinued. ASU 2020-04 is elective and is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

15

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

Alternative Investment Partners Absolute Return Fund

Notes to Financial Statements (continued)

3. Financial Instruments with Off-Balance Sheet Risk

In the normal course of business, the Investment Funds in which the Fund invests may trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling activities, written option contracts, and swaps. The Fund’s risk of loss in each Investment Fund is limited to the value of the Fund’s interest in each Investment Fund as reported by the Fund.

4. Fair Value of Financial Instruments

The fair value of the Fund’s assets and liabilities that qualify as financial instruments approximates the carrying amounts presented in the Statement of Assets and Liabilities. Fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. The Fund uses a three-tier hierarchy to distinguish between (a) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the fair value of the Fund’s investments.

The inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments), or short-term investments that are valued at amortized cost

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

The units of account that are valued by the Fund are its interests in the Investment Funds or other financial instruments and not the underlying holdings of such Investment Funds or other financial instruments. Thus, the inputs used by the Fund to value its investments in each of the Investment Funds or other financial instruments may differ from the inputs used to value the underlying holdings of such Investment Funds or other financial instruments.

The Fund’s policy is to recognize transfers between Levels 1, 2, or 3 and transfers due to strategy reclassification, if any, as if they occurred as of the beginning of the reporting period. For the year ended December 31, 2020, the Fund did not have any transfers between Levels 1, 2, or 3.

As of December 31, 2020, all of the investments in Investment Funds are fair valued using the NAV as practical expedient and are, therefore, excluded from the fair value hierarchy.

16

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

Alternative Investment Partners Absolute Return Fund

Notes to Financial Statements (continued)

5. Investments in Investment Funds

The following table summarizes the fair value and liquidity terms of the Investment Funds as of December 31, 2020, aggregated by investment strategy:

	Fair Value	Redemption Frequency (if applicable)	Redemption Notice Period (if applicable)
Investment Funds
Commodity Trading Advisors
- Managed Futures (a)	$29,453,386	Monthly	15-90 days
Distressed (b)	11,271,737	Not Applicable	Not Applicable
Equity Long/Short - High Hedge (c)	71,336,021	Monthly to Quarterly	30-90 days
Equity Long/Short - Opportunistic (d)	5,242,751	Quarterly	60 days
Event Driven Credit (e)	14,325,171	Quarterly	90 days
Fixed Income Arbitrage (f)	32,099,425	Monthly	45-60 days
Macro (g)	107,325,242	Monthly to Quarterly	7-90 days
Mortgage Arbitrage (h)	21,006,989	Not Applicable	Not Applicable
Multi-Strategy (i)	764,210	Not Applicable	Not Applicable
Other Directional (j)	11,789,306	Not Applicable	Not Applicable
Private Placement (k)	3,226,218	Not Applicable	Not Applicable
Statistical Arbitrage (l)	67,348,090	Monthly to Quarterly	30-90 days

Total Investment Funds	$375,188,546

(a)

Investment Funds in this strategy invest in a variety of futures contracts, including currencies, interest rates, stocks, stock market indexes, derivatives, and commodities. These Investment Funds build quantitative models to price futures and then take long and short positions in the futures.

(b)

Investment Funds in this strategy invest in, and may sell short, the securities of companies where the security’s price has been, or is expected to be, affected by a distressed situation such as a bankruptcy or corporate restructuring. Investment Fund tranches representing 3.50% of the Fund’s net assets have restricted liquidity. The Fund estimates the remaining restriction period for such Investment Fund tranches is unknown.

(c)	Investment Funds in this strategy seek to profit by exploiting pricing inefficiencies between related equity securities, neutralizing exposure to market risk by combining long and short positions.
(d)

Investment Funds in this strategy consist of a core holding of long equities hedged at all times with short sales of stocks or stock index options. Some of the Investment Funds’ respective investment managers maintain a substantial portion of assets within a hedged structure and commonly employ leverage. Investment Fund tranches representing 0.51% of the Fund’s net assets has restricted liquidity. The Fund estimates the remaining restriction period for such Investment Fund tranches to be 3 years.

(e)	Investment Funds in this strategy invest in debt securities created by significant transactional events, such as spin-offs, mergers and acquisitions, bankruptcy reorganizations and recapitalizations.
(f)

Investment Funds in this strategy seeks to profit by exploiting pricing differences between related fixed income securities and their derivatives, neutralizing exposure to market risk by combining long and short positions.

(g)

Investment Funds in this strategy invest by making leveraged bets on anticipated price movements of stock markets, interest rates, foreign exchange and physical commodities. Investment Fund tranches representing 0.61% of the Fund’s net assets have restricted liquidity. The Fund estimates the remaining restriction period for such Investment Fund tranches is unknown.

(h)

Investment Funds in this strategy seek to exploit pricing differentials between various issues of mortgage-related bonds. Investment Fund tranches representing 6.51% of the Fund’s net assets have restricted liquidity. The Fund estimates the remaining restriction period for such Investment Fund tranches is unknown.

17

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

Alternative Investment Partners Absolute Return Fund

Notes to Financial Statements (continued)

5. Investments in Investment Funds (continued)

(i)

Investment Funds in this strategy tactically allocate capital to various hedge fund strategies based on their perceived risk and return profiles. Investment Fund tranches representing 0.24% of the Fund’s net assets have restricted liquidity. The Fund estimates the remaining restriction period for such Investment Fund tranches is unknown.

(j)

Investment Funds in this strategy invest in a broad group of directional strategies, often with little hedging. Investment Fund tranches representing 3.66% of the Fund’s net assets has restricted liquidity. The Fund estimates the remaining restriction period for such Investment Fund tranches is unknown.

(k)

Investment Funds in this strategy invest primarily in private (non-public) securities with limited liquidity. Investment Fund tranches representing 1.00% of the Fund’s net assets have restricted liquidity. The Fund estimates the remaining restriction period for such Investment Fund tranches to be 1 year.

(l)

Investment Funds in this strategy profit from temporary pricing discrepancies between related securities. This irregularity offers an opportunity to go long the cheaper security and to short the more expensive one in an attempt to profit as the prices of the two revert to their norm, or mean.

As of December 31, 2020, 16.03% of the Fund’s net assets were invested in Investment Funds with restricted liquidity or with the next available redemption date extending beyond one year from December 31, 2020.

For the year ended December 31, 2020, aggregate purchases and proceeds from sales of investments in Investment Funds were $88,998,406 and $169,530,727, respectively.

The cost of investments for federal income tax purposes is adjusted for items of taxable income or loss allocated to the Fund from the Investment Funds. The allocated taxable income or loss is reported to the Fund by the Investment Funds on Schedules K-1. Such tax adjustments for the year ended December 31, 2020 will be made once the Fund has received all 2020 Schedules K-1 from the Investment Funds.

6. Investment Receivables and Prepaid Investments

As of December 31, 2020, $22,354,471 was due to the Fund from Investment Funds. The receivable amount represents the fair value of certain Investment Fund tranches, net of management fees and incentive fees/allocations, that were redeemed by the Fund at year-end or holdback amounts that will be received from certain Investment Funds. Substantially all of the receivable balance was collected subsequent to the balance sheet date.

Prepaid investments in Investment Funds represent amounts transferred to Investment Funds prior to year-end relating to investments to be made effective January 1, 2021, pursuant to each Investment Fund’s operating agreements. As of December 31, 2020, the Fund had $3,845,000 of prepaid investments in Investment Funds.

18

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

Alternative Investment Partners Absolute Return Fund

Notes to Financial Statements (continued)

7. Management Fee, Related Party Transactions and Other

The Fund bears all expenses related to its investment program, including, but not limited to, expenses borne indirectly through the Fund’s investments in the underlying Investment Funds.

In consideration of the advisory and other services provided by the Investment Adviser to the Fund, the Fund pays the Investment Adviser a monthly management fee of 0.083% (1.00% on an annualized basis) of the Fund’s month end net asset value. The management fee is an expense paid out of the Fund’s assets and is computed based on the value of the net assets of the Fund as of the close of business on the last business day of each month, before adjustments for any repurchases effective on that day. The management fee is in addition to the asset-based fees and incentive fees or allocations charged by the underlying Investment Funds and indirectly borne by Shareholders in the Fund. For the year ended December 31, 2020, the Fund incurred management fees of $3,277,419, of which $544,680 was payable to the Investment Adviser at December 31, 2020.

The Distributor and Selling Agents may charge Shareholders a sales load of up to 3% of the Shareholder’s purchase. The Distributor or a Selling Agent may, in its discretion, waive the sales load for certain investors. In addition, purchasers of Shares in conjunction with certain “wrap” fee, asset allocation or other managed asset programs sponsored by a RIA, including an affiliate of the Adviser, or Morgan Stanley and its affiliates (including the Adviser) and the directors, partners, principals, officers and employees of any such RIA or any of the Adviser and its affiliates may not be charged a sales load.

The Fund pays the Distributor, and the Distributor pays each financial institution, broker-dealer and other industry professional (collectively, “Service Agents”) that enters into a Distribution and Shareholder Servicing Agreement with the Distributor, a monthly shareholder servicing fee of up to 0.0625% (0.75% on an annualized basis) of the net asset value of the outstanding Shares attributable to the clients of the Service Agent who are invested in the Fund through the Service Agent. In exchange for this fee, the Service Agent provides distribution, marketing and/or sales support services, including making the Fund available as an investment option to the Service Agent’s clients, offering the Fund as an option on any distribution “platform” the Service Agent administers, making information about the Fund available to clients, including the Fund’s Prospectus, statement of additional information and sales literature, engaging in education or marketing activities about the Fund and its characteristics and retaining or utilizing the services of sales professionals, consultants and other personnel to assist in marketing shares of the Fund to clients. For the year ended December 31, 2020 the Fund incurred shareholder servicing fees of $2,423,194, of which $1,397,962 was payable to the Distributor at December 31, 2020.

State Street Bank and Trust Company (“State Street”) provides accounting and administrative services to the Fund. Under an administrative services agreement, State Street is paid an administrative fee, computed and payable monthly at an annual rate ranging from 0.045% to 0.075%, based on the aggregate monthly net assets of certain Morgan Stanley products, including the Fund, for which State Street serves as the administrator.

19

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

Alternative Investment Partners Absolute Return Fund

Notes to Financial Statements (continued)

7. Management Fee, Related Party Transactions and Other (continued)

State Street also serves as the Fund’s custodian. Under a custody services agreement, State Street is paid a custody fee monthly at an annual rate of 0.020%, based on (i) the aggregate monthly net assets of certain Morgan Stanley products, including the Fund, for which State Street serves as the custodian, and (ii) investment purchases and sales activity related to the Fund.

The Fund is charged directly for certain reasonable out-of-pocket expenses related to the accounting, administrative and custodial services provided by State Street to the Fund.

The Fund has a deferred compensation plan (the “DC Plan”) that allows each member of the Board that is not an affiliate of Morgan Stanley to defer payment of all, or a portion, of the fees he or she receives for serving on the Board throughout the year. Each eligible member of the Board generally may elect to have the deferred amounts invested in the DC Plan in order to earn a return equal to the total return on one or more of the Morgan Stanley products that are offered as investment options under the DC Plan. Investments in the DC Plan, unrealized appreciation/depreciation on such investments and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. At December 31, 2020, the Fund’s proportionate share of assets attributable to the DC Plan was $26,307, which is included in the

Statement of Assets and Liabilities under other assets and the deferred compensation obligation under accrued expenses and other liabilities.

UMB Fund Services, Inc. serves as the Funds transfer agent. Transfer agent fees are payable monthly based on an annual Fund base fee, annual per Shareholder account charges, and out-of-pocket expenses incurred by the transfer agent on the Fund’s behalf.

8. Borrowings

Effective October 22, 2018, the Fund entered into a committed credit agreement with Bank of America, N.A. for a revolving line of credit (the “Facility”). Prior to October 21, 2020, the maximum availability under the Facility was $100,000,000. Effective October 21, 2020, the maximum availability under the Facility was decreased to $85,000,000 commitment amount (“Commitment Amount”) or 30% of the Fund’s adjusted net assets, as defined in the credit agreement, subject to specific asset-based covenants. The Fund must borrow at least 60% of the Commitment Amount. The annual interest rate on borrowings is the LIBOR rate plus 1.30%. A LIBOR Successor rate (“A LIBOR Successor rate, as defined in the Facility agreement”) will replace the LIBOR rate when it is expected to be no longer available after December 31, 2021. Under the terms of the Facility, borrowings are repayable no later than October 20, 2022, the termination date of the Facility. At December 31, 2020, there was $74,996,267 outstanding against the Facility. For the year ended December 31, 2020, the Fund incurred interest expense of $1,380,649 in connection with the Facility. Borrowings are secured by the Fund’s investments in Investment Funds. Detailed below is summary information concerning the borrowings:

# of Days Outstanding	Average Daily Balance	Annualized Weighted Average Rate
366	$70,989,027	1.94%

20

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

Alternative Investment Partners Absolute Return Fund

Notes to Financial Statements (continued)

9. Market Risk

Certain impacts to public health conditions particular to the coronavirus (COVID-19) outbreak could impact the operations and financial performance of certain of the Fund’s investments. The extent of the impact to the financial performance of the Fund’s investments will depend on future developments, including, (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted. If the financial performance of the Fund’s investments is impacted because of these factors for an extended period, the Fund’s investment results may be adversely affected.

10. Contractual Obligations

The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

11. Financial Highlights

The following represents per Share data, ratios to average net assets and other financial highlights information for Shareholders.

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
For a Share outstanding throughout the year:
Net asset value, beginning of year	$1,737.31	$1,634.99	$1,663.23	$1,588.42	$1,601.67

Net investment income (loss) (a)	(42.07)	(44.21)	(45.25)	(41.33)	(38.37)
Net realized and unrealized gain (loss) from investments	217.10	146.53	17.01	116.14	25.12

Net increase (decrease) resulting from operations	175.03	102.32	(28.24)	74.81	(13.25)

Net asset value, end of year	$1,912.34	$1,737.31	$1,634.99	$1,663.23	$1,588.42

Total return (b)	10.07%	6.26%	(1.70%)	4.71%	(0.83%)
Ratio of total expenses (c)	2.41%	2.70%	2.75%	2.56%	2.47%
Ratio of net investment income (loss) (d)	(2.40%)	(2.61%)	(2.70%)	(2.53%)	(2.46%)
Portfolio turnover	23%	33%	22%	14%	21%
Senior security, end of year (000s)	$74,996	$77,246	$97,646	$90,145	$109,246
Asset coverage per $1,000 of senior security principal amount (e)	$5,300	$5,512	$5,061	$6,066	$5,589
Net assets, end of year (000s)	$322,500	$348,561	$396,559	$456,666	$501,362

(a)	Calculated based on the average shares outstanding methodology.
(b)

Total return assumes a subscription of a Share in the Fund at the beginning of the year indicated and a repurchase of the Share on the last day of the year, and does not reflect the impact of the sales load, if any, incurred when subscribing to the Fund.

(c)	Ratio does not reflect the Fund’s proportionate share of the expenses of the Investment Funds.
(d)	Ratio does not reflect the Fund’s proportionate share of the income and expenses of the Investment Funds.
(e)

Represents asset coverage per $1,000 of indebtedness calculated by subtracting the Fund’s liabilities and indebtedness not represented by senior securities from the Fund’s total assets, then the result divided by the aggregate amount of the Fund’s senior securities representing indebtedness, and multiplying the result by 1,000.

21

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

Alternative Investment Partners Absolute Return Fund

Notes to Financial Statements (continued)

11. Financial Highlights (continued)

The above ratios and total returns have been calculated for the Shareholders taken as a whole. An individual Shareholder’s return and ratios may vary from these returns and ratios due to the timing of Share transactions and withholding tax allocation, as applicable.

12. Subsequent Events

Unless otherwise stated throughout the Notes to Financial Statements, the Fund noted no subsequent events that require disclosure in or adjustment to the financial statements.

22

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

Alternative Investment Partners Absolute Return Fund

Proxy Voting Policies and Procedures and Proxy Voting Record (Unaudited)

If applicable, a copy of (1) the Fund’s policies and procedures with respect to the voting of proxies relating to the Fund’s Investments; and (2) how the Fund voted proxies relating to Fund Investments during the most recent period 12-month period ended June 30 is available without charge, upon request, by calling the Fund at 1-888-322-4675. This information is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Quarterly Portfolio Schedule (Unaudited)

The Fund also files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the Fund’s first and third fiscal quarters on Form N-PORT. The Fund’s Forms N-PORT are available on the Securities and Exchange Commission’s website at http://www.sec.gov. Once filed, the most recent Form N-PORT will be available without charge, upon request, by calling the Fund at 1-888-322-4675.

23

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

Alternative Investment Partners Absolute Return Fund

An Important Notice Concerning Our U.S. Privacy Policy (Unaudited)

WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and income

•  investment experience and risk tolerance

•  checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No

For our marketing purposes— to offer our products and services to you	Yes	No

For joint marketing with other financial companies	No	We don’t share

For our affiliates’ everyday business purposes— information about your transactions and experiences	Yes	No

For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share

For our affiliates to market to you	No	We don’t share

For nonaffiliates to market to you	No	We don’t share

Questions?	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

24

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

An Important Notice Concerning Our U.S. Privacy Policy (Unaudited) (continued)

Who we are

Who is providing this notice?	Morgan Stanley Investment Management, Inc. and its affiliated registered investment advisers, registered broker-dealers, and registered and unregistered funds (“MSIM”)

What we do

How does MSIM protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?

We collect your personal information, for example, when you

•  open an account or make deposits or withdrawals from your account

•  buy securities from us or make a wire transfer

•  give us your contact information

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes—information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions

Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MSIM does not share with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MSIM doesn’t jointly market

Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

25

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

Information Concerning Trustees and Officers (Unaudited)

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee	Other Directorships Held by Independent Trustee**

Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1944	Trustee	Since August 2006	President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996- 2004); served as Chief of Naval Personnel (July 1994- September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l’Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).	79	Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various nonprofit organizations; formerly, Director of BP, plc (November 2010-May 2019).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1953	Trustee	Since August 2006	Chairperson of the Governance Committee (since January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993- 2006).	79	Board Member, University of Albany Foundation (2012- present); Board Member, Mutual Funds Directors Forum (2014- present); Director of various non-profit organizations.

Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Trustee	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011- December 2013) and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005- May 2010).	80	Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006- 2010).

26

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

Information Concerning Trustees and Officers (Unaudited) (continued)

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee	Other Directorships Held by Independent Trustee**

Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1957	Trustee	Since January 2015	Chairman, Opus Capital Group (since 1996); formerly, CEO, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005- July 2008).	80	Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee; Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002 Birth Year: 1949	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (since January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co- Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991- September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	79	Director of NVR, Inc. (home construction).

Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1942	Trustee	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust (1982-1999).	80	Director, Rubicon Investments (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.

27

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

Information Concerning Trustees and Officers (Unaudited) (continued)

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee	Other Directorships Held by Independent Trustee**

Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1958	Trustee	Since August 2006	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co- President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Risk Committee (since January 2021); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	79	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Patricia Maleski c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1960	Trustee	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer—Global Asset Management (2013-2015); President, JPMorgan Funds (2010- 2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	80	None.

28

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

Information Concerning Trustees and Officers (Unaudited) (continued)

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee	Other Directorships Held by Independent Trustee**

W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Trustee	Chair of the Boards since August 2020 and Trustee since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	79	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

*	This is the earliest date the Trustee began serving the Morgan Stanley Funds. Each Trustee serves an indefinite term, until his or her successor is elected.
**	This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

29

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

Information Concerning Trustees and Officers (Unaudited) (continued)

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served**	Principal Occupation(s) During Past 5 Years

John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013	President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Public Markets Product Development (since 2006).

Timothy J. Knierim 522 Fifth Avenue New York, NY 10036 Birth Year: 1959	Chief Compliance Officer	Since December 2016	Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (2014-2020). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016).

Matthew Graver (51) 100 Front Street, Suite 400 West Conshohocken, PA 19428-2881	Vice President	Since June 2008	Chief Operating Officer of the Morgan Stanley Alternative Investment Partners Fund of Hedge Funds group and Managing Director of Morgan Stanley Investment Management Inc. Formerly, Senior Manager at PricewaterhouseCoopers LLP.

Mary E. Mullin 522 Fifth Avenue New York, NY 10036 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017	Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year: 1965`	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).

*	This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves an indefinite term, until his or her successor is elected.

In addition, the following individuals who are officers of the Adviser or its affiliates serve as assistant secretaries of the Trust: Princess Kludjeson, Kristina B. Magolis, Francesca Mead and Jill R. Whitelaw.

30

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

Alternative Investment Partners Absolute Return Fund 100 Front Street, Suite 400 West Conshohocken, PA 19428

Trustees

W. Allen Reed, Chair of the Board

Frank L. Bowman

Kathleen A. Dennis

Nancy C. Everett

Jakki L. Haussler

Dr. Manuel H. Johnson

Joseph J. Kearns

Michael F. Klein

Patricia Maleski

Officers

John H. Gernon, President and Principal Executive Officer

Matthew Graver, Vice President

Michael J. Key, Vice President

Timothy J. Knierim, Chief Compliance Officer

Francis J. Smith, Treasurer and Principal Financial Officer

Mary E. Mullin, Secretary

Investment Adviser

Morgan Stanley AIP GP LP

100 Front Street, Suite 400

West Conshohocken, PA 19428

Administrator, Custodian, Fund Accounting Agent and Escrow Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Transfer Agent

UMB Fund Services, Inc.

235 W. Galena Street

Milwaukee, WI 53212

Independent Registered Public Accounting Firm

Ernst & Young LLP

One Commerce Square

2005 Market Street, Suite 700

Philadelphia, PA 19103

Legal Counsel Dechert LLP 1095 Avenue of the Americas New York, NY 10036 Counsel to the Independent Trustees Perkins Coie LLP 1155 Avenue of the Americas New York, New York 10036

31

ITEM 2.	CODE OF ETHICS.

(a)

The Registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b)	No information need be disclosed pursuant to this paragraph.

(c)	Not applicable.

(d)	Not applicable.

(e)	Not applicable.

(f)

(1)	The Registrant’s Code of Ethics is attached hereto as Exhibit (a)(1) pursuant to Item 12(a)(1).

(2)	Not applicable.

(3)	Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s Board of Trustees has determined that it has one “audit committee financial expert” serving on its audit committee, who is an “independent” Trustee: Joseph J. Kearns. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)(b)(c)(d) and (g). Based on fees billed for the periods shown:

2020
	Registrant		Covered Entities(1)
Audit Fees	$31,966		N/A
Non-Audit Fees
Audit-Related Fees	$0		$0	(2)
Tax Fees	$0	(3)	$1,311,083	(4)
All Other Fees	$0		$0	(5)
Total Non-Audit Fees	$0		$1,311,083
Total	$31,966		$1,311,083

2019
	Registrant		Covered Entities(1)
Audit Fees	$31,966		N/A
Non-Audit Fees
Audit-Related Fees	$0		$0	(2)
Tax Fees	$0	(3)	$5,697,973	(4)
All Other Fees	$0		$17,500	(5)
Total Non-Audit Fees	$0		$5,715,473
Total	$31,966		$5,715,473

N/A- Not applicable, as not required by Item 4.

(1)	Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.
(2)

Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities and funds advised by the Adviser or its affiliates, specifically attestation services provided in connection with a SSAE 18 Report and advisory consulting work.

(3)	Tax Fees represent tax advice and compliance services provided in connection with the review of the Registrant’s tax returns.
(4)	Tax Fees represent tax advice services provided to Covered Entities, including research and identification of PFIC entities.
(5)	All Other Fees represent attestation services provided in connection with performance presentation standards and a compliance review project performed.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY AND PROCEDURES

OF THE

MORGAN STANLEY FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004 AND JUNE 12 AND 13, 20193

A.	Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor. The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

[3]

This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

B.	Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

C.	Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1. All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

D.	Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2. All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

E.	Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3. All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

F.	All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4. Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

G.	Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

H.	Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Principal Financial and Accounting Officer and must include a detailed description of the services to be rendered. The Fund’s Principal Financial and Accounting Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors. Requests or applications to provide services that require specific approval by the Audit Committee or Chairman of the Audit Committee will be submitted to the Audit Committee by the Fund’s Principal Financial and Accounting Officer, who, after consultation with the Independent Auditors, will discuss whether the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Principal Financial and Accounting Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy. The Fund’s Principal Financial and Accounting Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Fund’s Principal Financial and Accounting Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Principal Financial and Accounting Officer or any member of management.

I.	Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with the PCAOB’s Ethics and Independence Rule 3526, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

J.	Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s). Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund. This list of Covered Entities would include:

Morgan Stanley Funds

Morgan Stanley & Co. LLC

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley Services Company, Inc.

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

Morgan Stanley Smith Barney LLC

Morgan Stanley Capital Management LLC

Morgan Stanley Asia Limited

Morgan Stanley Services Group

(e)(2)

Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).

(f)	Not Applicable.

(g)	See table above.

(h)

The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.

APPENDIX A

Pre-Approved Audit Services

Service Fees	Range of
	The Fund(s)	Covered Entities

Statutory audits or financial audits for the Funds	For a complete list of fees, please contact the legal department **	N/A

Services associated with SEC registration statements (including new fund filings/seed audits), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end fund offerings, consents), and assistance in responding to SEC comment letters	*	*

Consultations by the Fund’s management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard setting bodies (Note: Under SEC rules, some consultations may be “audit related” services rather than “audit” services)	*	*

Pre-Approved Audit-Related Services

Service	Range of Fees
	The Fund(s)	Covered Entities

Attest procedures not required by statute or regulation	*	*

Due diligence services pertaining to potential fund mergers	*	*

Consultations by the Fund’s management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be “audit” services rather than “audit-related” services)	*	*

General assistance with implementation of the requirements of SEC rules or listing standards promulgated pursuant to the Sarbanes-Oxley Act	*	*

Pre-Approved Tax Services

Service		Range of Fees
	The Fund(s)	Covered Entities

U.S. federal, state and local tax planning and advice	*	*

U.S. federal, state and local tax compliance	*	*

International tax planning and advice	*	*

International tax compliance	*	*

Review/preparation of federal, state, local and international income, franchise, and other tax returns	$400,000 PwC	N/A

Identification of Passive Foreign Investment Companies	$150,000 PwC	*

PwC ITV Tool – assist in determining which Fund holdings have foreign capital gains tax exposure	$125,000 PwC	*

Foreign Tax Services—Preparation of local foreign tax returns and assistance with local tax compliance issues (including maintenance of transaction schedules, assistance in periodic tax remittances, tax registration, representing funds before foreign revenue authorities and assistance with assessment orders)	$500,000 PwC/EY	*

Assistance with tax audits and appeals before the IRS and similar state, local and foreign agencies	*	*

Tax advice and assistance regarding statutory, regulatory or administrative developments (e.g., excise tax reviews, evaluation of Fund’s tax compliance function)	*	*

Pre-Approved All Other Services

Service Fees	Range of
	The Fund(s)	Covered Entities

Risk management advisory services, e.g., assessment and testing of security infrastructure controls	*	*

*	Aggregate fees related to the pre-approved services will be limited to 10% of the 2020/2021 annual fees for audit and tax services (see fee schedule distributed by the Auditors).
**	Audit and tax services for new funds/portfolios will be subject to the maximum audit and tax fee for a fund/portfolio on fee schedule distributed by the Auditors.

Prohibited Non-Audit Services

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser or investment banking services

•	Legal services

•	Expert services unrelated to the audit

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS.

(a)	Schedule of Investments. Refer to Item 1.

(b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Morgan Stanley Investment Management Equity Proxy Voting Policy and Procedures 1. Policy Statement Morgan Stanley Investment Management’s policy and procedures for voting proxies, the Equity Proxy Voting Policy and Procedures (the “Policy”), with respect to securities held in the accounts of clients applies to those Morgan Stanley Investment Management (“MSIM”) en tities that provide discretionary investment management services and for which an MSIM entity has authority to vote proxies.1 For purposes of this Policy, clients shall include: Morgan Stanley U.S. registered investment companies, other Morgan Stanley pooled investment vehicles, and MSIM separately managed accounts (including accounts for Employee Retirement Income Security (“ERISA”) clients and ERISA-equivalent clients). This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards. The MSIM entities covered by this Policy currently include the following: Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asia Limited, Morgan Stanley Investment Management (Japan) Co. Limited, Morgan Stanley Investment Management Private Limited, MS 522 CLO Manager LLC, and MS 522 CLO CM 1 This Policy does not apply to MSIM’s authority to exercise certain decision-making rights associated with investments in loans and other fixed income instruments (collectively, for purposes hereof, “Fixed Income Instruments”).

Morgan Stanley LLC (each an “MSIM Affiliate” and collectively referred to as the “MSIM Affiliates” or as “we” below).     Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. ï,· With respect to the U.S. registered investment companies sponsored, managed or advised by any MSIM Affiliate (the “MS Funds”), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MS Funds. ï,· For other pooled investment vehicles (e.g., UCITS), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the relevant governing board. ï,· For separately managed accounts (including ERISA and ERISA-equivalent clients), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under the applicable investment advisory agreement or investment management agreement. Where an MSIM Affiliate has the authority to vote proxies on behalf of ERISA and ERISA-equivalent clients, the MSIM Affiliate must do so in accordance with its fiduciary duties under ERISA (and the Internal Revenue Code). ï,· In certain situations, a client or its fiduciary may reserve the authority to vote proxies for itself or an outside party or may provide an MSIM Affiliate with a statement of proxy voting policy. The MSIM Affiliate will comply with the client’s policy. An MSIM Affiliate will not vote proxies unless the investment management agreement, investment advisory agreement or other authority explicitly authorizes the MSIM Affiliate to vote proxies. MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client’s benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns (“Client Proxy Standard”) and this Policy. In addition to voting proxies of portfolio companies, MSIM routinely engages with the management or board of companies in which we invest on a range of environmental, social and governance issues. Governance is a window into or proxy for management and board quality. MSIM engages with companies where we have larger positions, voting issues are material or where we believe we can make a positive impact on the governance structure. MSIM’s engagement process, through private communication with companies, allows us to understand the governance structures at investee companies and better inform our voting decisions. Retention and Oversight of Proxy Advisory Firms Institutional Shareholder Services (“ISS”) and Glass Lewis (together with other proxy research providers as we may retain from time to time, the “Research Providers”) are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, record retention, ballot processing and voting recommendations.

Morgan Stanley To facilitate proxy voting MSIM has retained Research Providers to provide company level reports that summarize key data elements contained within an issuer’s proxy statement. Although we are aware of the voting recommendations included in the Research Providers’ company level reports, these recommendations are not an input into our vote nor is any potential vote prepopulated based on a Research Provider’s research. MSIM votes all proxies based on its own proxy voting policies in the best interests of each client. In addition to research, MSIM retains ISS to provide vote execution, reporting, and recordkeeping services. As part of MSIM’s ongoing oversight of the Research Providers, MSIM performs periodic due diligence on the Research Providers. Topics of the reviews include, but are not limited to, conflicts of interest, methodologies for developing their policies and vote recommendations, and resources. Voting Proxies for Certain Non-U.S. Companies Voting proxies of companies located in some jurisdictions may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions. As a result, we vote clients’ non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance in connection with voting non- U.S. proxies. Securities Lending MS Funds or any other investment vehicle sponsored, managed or advised by an MSIM affiliate may participate in a securities lending program through a third party provider. The voting rights for shares that are out on loan are transferred to the borrower and therefore, the lender (i.e., an MS Fund or another investment vehicle sponsored, managed or advised by an MSIM affiliate) is not entitled to vote the lent shares at the company meeting. In general, MSIM believes the revenue received from the lending program outweighs the ability to vote and we will not recall shares for the purpose of voting. However, in cases in which MSIM believes the right to vote outweighs the revenue received, we reserve the right to recall the shares on loan on a best efforts basis. General Proxy Voting Guidelines To promote consistency in voting proxies on behalf of our clients, we follow this Policy (subject to any exception set forth herein). The Policy addresses a broad range of issues, and provides general voting parameters on proposals that arise most frequently. However, details of specific proposals vary, and those details affect particular voting decisions, as do factors specific to a given company. Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee (see Section III) and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP (Morgan Stanley AIP”) will follow the procedures as described in Appendix A. We endeavor to integrate governance and proxy voting policy with investment goals, using the vote to encourage portfolio companies to enhance long-term shareholder value and to provide a high standard of transparency such that equity markets can value corporate assets appropriately.

Morgan Stanley We seek to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests in the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger result in different stakes in the outcome). We also may split votes at times based on differing views of portfolio managers. We may abstain from or vote against matters for which disclosure is inadequate. A. Routine Matters We generally support routine management proposals. The following are examples of routine management proposals:ï,§ Approval of financial statements and auditor reports if delivered with an unqualified auditor’s opinion. ï,§ General updating/corrective amendments to the charter, articles of association or bylaws, unless we believe that such amendments would diminish shareholder rights. Most proposals related to the conduct of the annual meeting, with the following exceptions. We generally oppose proposals that relate to “the transaction of such other business which may come before the meeting,” and open-ended requests for adjournment. However, where management specifically states the reason for requesting an adjournment and the requested adjournment would facilitate passage of a proposal that would otherwise be supported under this Policy (i.e., an uncontested corporate transaction), the adjournment request will be supported. We do not support proposals that allow companies to call a special meeting with a short (generally two weeks or less) time frame for review. We generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results. B. Board of Directors ï,§ Election of directors: Votes on board nominees can involve balancing a variety of considerations. In vote decisions, we may take into consideration whether the company has a majority voting policy in place that we believe makes the director vote more meaningful. In the absence of a proxy contest, we generally support the board’s nominees for director except as follows:ï,§ We consider withholding support from or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders, including failure to meet fiduciary standards of care and/or loyalty. We may oppose directors where we conclude that actions of directors are unlawful, unethical or negligent. We consider opposing individual board members or an entire slate if we believe the board is entrenched and/or dealing inadequately with performance problems; if we believe the board is acting with insufficient independence between the board and management; or if we believe the board has not been sufficiently forthcoming with information on key governance or other material matters. ï,§ We consider withholding support from or voting against interested directors if the company’s board does not meet market standards for director independence, or if

Morgan Stanley otherwise we believe board independence is insufficient. We refer to prevalent market standards as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for an NYSE company with no controlling shareholder, we would expect that at a minimum a majority of directors should be independent as defined by NYSE. Where we view market standards as inadequate, we may withhold votes based on stronger independence standards. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent. a. At a company with a shareholder or group that controls the company by virtue of a majority economic interest in the company, we have a reduced expectation for board independence, although we believe the presence of independent directors can be helpful, particularly in staffing the audit committee, and at times we may withhold support from or vote against a nominee on the view the board or its committees are not sufficiently independent. In markets where board independence is not the norm (e.g. Japan), however, we consider factors including whether a board of a controlled company includes independent members who can be expected to look out for interests of minority holders. b. We consider withholding support from or voting against a nominee if he or she is affiliated with a major shareholder that has representation on a board disproportionate to its economic interest. Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company’s compensation/remuneration, nominating/governance or audit committee. We consider withholding support from or voting against nominees if the term for which they are nominated is excessive. We consider this issue on a market-specific basis. We consider withholding support from or voting against nominees if in our view there has been insufficient board renewal (turnover), particularly in the context of extended poor company performance. Also, if the board has failed to consider diversity, including but not limited to, gender and ethnicity, in its board composition. We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a “bright line” test. For example, in the context of the U.S. market, failure to eliminate a dead hand or slow hand poison pill would be sseen as a basis for opposing one or more incumbent nominees. In markets that encourage designated audit committee financial experts, we consider voting against members of an audit committee if no members are

Morgan Stanley designated as such. We also consider voting against the audit committee members if the company has faced financial reporting issues and/or does not put the auditor up for ratification by shareholders. We believe investors should have the ability to vote on individual nominees, and may abstain or vote against a slate of nominees where we are not given the opportunity to vote on individual nominees. We consider withholding support from or voting against a nominee who has failed to attend at least 75% of the nominee’s board and board committee meetings within a given year without a reasonable excuse. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance. We consider withholding support from or voting against a nominee who appears overcommitted, particularly through service on an excessive number of boards. Market expectations are incorporated into this analysis; for U.S. boards, we generally oppose election of a nominee who serves on more than five public company boards (excluding investment companies), or public company CEOs that serve on more than two outside boards given level of time commitment required in their primary job. We consider withholding support from or voting against a nominee where we believe executive remuneration practices are poor, particularly if the company does not offer shareholders a separate “say-on-pay” advisory vote on pay. Discharge of directors’ duties: In markets where an annual discharge of directors’ responsibility is a routine agenda item, we generally support such discharge. However, we may vote against discharge or abstain from voting where there are serious findings of fraud or other unethical behavior for which the individual bears responsibility. The annual discharge of responsibility represents shareholder approval of disclosed actions taken by the board during the year and may make future shareholder action against the board difficult to pursue. Board independence: We generally support U.S. shareholder proposals requiring that a certain percentage (up to 66 2/3%) of the company’s board members be independent directors, and promoting all- independent audit, compensation and nominating/governance committees. Board diversity: We generally support shareholder proposals urging diversity of board membership with respect to gender, race or other factors where we believe the board has failed to take these factors into account. Majority voting: We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.

Morgan Stanley Proxy access: We consider proposals on procedures for inclusion of shareholder nominees and to have those nominees included in the company’s proxy statement and on the company’s proxy ballot on a case-by-case basis. Considerations include ownership thresholds, holding periods, the number of directors that shareholders may nominate and any restrictions on forming a group. Reimbursement for dissident nominees: We generally support well-crafted U.S. shareholder proposals that would provide for reimbursement of dissident nominees elected to a board, as the cost to shareholders in electing such nominees can be factored into the voting decision on those nominees. Proposals to elect directors more frequently: In the U.S. public company context, we usually support shareholder and management proposals to elect all directors annually (to “declassify” the board), although we make an exception to this policy where we believe that long-term shareholder value may be harmed by this change given particular circumstances at the company at the time of the vote on such proposal. As indicated above, outside the United States we generally support greater accountability to shareholders that comes through more frequent director elections, but recognize that many markets embrace longer term lengths, sometimes for valid reasons given other aspects of the legal context in electing boards. Cumulative voting: We generally support proposals to eliminate cumulative voting in the U.S. market context. (Cumulative voting provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board.) U.S. proposals to establish cumulative voting in the election of directors generally will not be supported. Separation of Chairman and CEO positions: We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint an independent Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies. In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context. In the United States, we consider such proposals on a case-by-case basis, considering, among other things, the existing board leadership structure, company performance, and any evidence of entrenchment or perceived risk that power is overly concentrated in a single individual. Director retirement age and term limits: Proposals setting or recommending director retirement ages or director term limits are voted on a case-by-case basis that includes consideration of company performance, the rate of board renewal, evidence of effective individual director evaluation processes, and any indications of entrenchment.

Morgan Stanley ï,§ Proposals to limit directors’ liability and/or broaden indemnification of officers and directors: Generally, we will support such proposals provided that an individual is eligible only if he or she has not acted in bad faith, with gross negligence or with reckless disregard of their duties. C. Statutory Auditor Boards The statutory auditor board, which is separate from the main board of directors, plays a role in corporate governance in several markets. These boards are elected by shareholders to provide assurance on compliance with legal and accounting standards and the company’s articles of association. We generally vote for statutory auditor nominees if they meet independence standards. In markets that require disclosure on attendance by internal statutory auditors, however, we consider voting against nominees for these positions who failed to attend at least 75% of meetings in the previous year. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance. D. Corporate Transactions and Proxy Fights We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis in the interests of each fund or other account. Proposals for mergers or other significant transactions that are friendly and approved by the Research Providers usually are supported if there is no portfolio manager objection. We also analyze proxy contests on a case-by-case basis. E. Changes in Capital Structure ï,§ We generally support the following: ï,§ Management and shareholder proposals aimed at eliminating unequal voting rights, assuming fair economic treatment of classes of shares we hold. ï,§ U.S. management proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear business purpose is stated that we can support and the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and/or (ii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the total new authorization will be outstanding. (We consider proposals that do not meet these criteria on a case-by-case basis.)ï,§ U.S. management proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital, unless we have concerns about use of the authority for anti-takeover purposes. ï,§ Proposals in non-U.S. markets that in our view appropriately limit potential dilution of existing shareholders. A major consideration is whether existing shareholders would

Morgan Stanley have preemptive rights for any issuance under a proposal for standing share issuance authority. We generally consider market-specific guidance in making these decisions; for example, in the U.K. market we usually follow Association of British Insurers’ (“ABI”) guidance, although company-specific factors may be considered and for example, may sometimes lead us to voting against share authorization proposals even if they meet ABI guidance. ï,§ Management proposals to authorize share repurchase plans, except in some cases in which we believe there are insufficient protections against use of an authorization for anti-takeover purposes. ï,§ Management proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock. ï,§ Management proposals to effect stock splits. ï,§ Management proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases. ï,§ Management dividend payout proposals, except where we perceive company payouts to shareholders as inadequate. ï,§ We generally oppose the following (notwithstanding management support): ï,§ Proposals to add classes of stock that would substantially dilute the voting interests of existing shareholders. ï,§ Proposals to increase the authorized or issued number of shares of existing classes of stock that are unreasonably dilutive, particularly if there are no preemptive rights for existing shareholders. However, depending on market practices, we consider voting for proposals giving general authorization for issuance of shares not subject to preemptive rights if the authority is limited. ï,§ Proposals that authorize share issuance at a discount to market rates, except where authority for such issuance is de minimis, or if there is a special situation that we believe justifies such authorization (as may be the case, for example, at a company under severe stress and risk of bankruptcy). ï,§ Proposals relating to changes in capitalization by 100% or more. We consider on a case-by-case basis shareholder proposals to increase dividend payout ratios, in light of market practice and perceived market weaknesses, as well as individual company payout history and current circumstances. For example, currently we perceive low payouts to shareholders as a concern at some Japanese companies, but may deem a low payout ratio as appropriate for a growth company making good use of its cash, notwithstanding the broader market concern. F. Takeover Defenses and Shareholder Rights

Morgan Stanley ï,§ Shareholder rights plans: We generally support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills). In voting on rights plans or similar takeover defenses, we consider on a case-by-case basis whether the company has demonstrated a need for the defense in the context of promoting long-term share value; whether provisions of the defense are in line with generally accepted governance principles in the market (and specifically the presence of an adequate qualified offer provision that would exempt offers meeting certain conditions from the pill); and the specific context if the proposal is made in the midst of a takeover bid or contest for control.ï,§ Supermajority voting requirements: We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder. In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements. Also, we oppose provisions that do not allow shareholders any right to amend the charter of bylaws. ï,§ Shareholders right to call a special meeting: We consider proposals to enhance a shareholder’s rights to call meetings on a case-by-case basis. At large-cap U.S. companies, we generally support efforts to establish the right of holders of 10% or more of shares to call special meetings, unless the board or state law has set a policy or law establishing such rights at a threshold that we believe to be acceptable. ï,§ Written consent rights: In the U.S. context, we examine proposals for shareholder written consent rights on a case-by-case basis. ï,§ Reincorporation: We consider management and shareholder proposals to reincorporate to a different jurisdiction on a case-by-case basis. We oppose such proposals if we believe the main purpose is to take advantage of laws or judicial precedents that reduce shareholder rights. ï,§ Anti-greenmail provisions: Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders. ï,§ Bundled proposals: We may consider opposing or abstaining on proposals if disparate issues are “bundled” and presented for a single vote. G. Auditors We generally support management proposals for selection or ratification of independent auditors. However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities and we believe rotation of the audit firm is appropriate, or if fees paid to the auditor for non-audit-related services are excessive. Generally,

Morgan Stanley to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). We generally vote against proposals to indemnify auditors. H. Executive and Director Remuneration ï,§ We generally support the following: ï,§ Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest. Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage (“run rate”) of equity compensation in the recent past; or if there are objectionable plan design and provisions. ï,§ Proposals relating to fees to outside directors, provided the amounts are not excessive relative to other companies in the country or industry, and provided that the structure is appropriate within the market context. While stock-based compensation to outside directors is positive if moderate and appropriately structured, we are wary of significant stock option awards or other performance-based awards for outside directors, as well as provisions that could result in significant forfeiture of value on a director’s decision to resign from a board (such forfeiture can undercut director independence). ï,§ Proposals for employee stock purchase plans that permit discounts, but only for grants that are part of a broad-based employee plan, including all non-executive employees, and only if the discounts are limited to a reasonable market standard or less. ï,§ Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest. ï,§ We generally oppose retirement plans and bonuses for non-executive directors and independent statutory auditors. ï,§ In the U.S. context, we generally vote against shareholder proposals requiring shareholder approval of all severance agreements, but we generally support proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) or proposals that require companies to adopt a provision requiring an executive to receive accelerated vesting of equity awards if there is a change of control and the executive is terminated. We generally oppose shareholder proposals that would establish arbitrary caps on pay. We consider on a case-by-case basis shareholder proposals that seek to limit Supplemental Executive Retirement Plans (SERPs), but support such shareholder proposals where we consider SERPs excessive. ï,§ Shareholder proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its labor markets, and the

Morgan Stanley company’s current and past practices. While we generally support emphasis on long-term components of senior executive pay and strong linkage of pay to performance, we consider factors including whether a proposal may be overly prescriptive, and the impact of the proposal, if implemented as written, on recruitment and retention. ï,§ We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in executive equity compensation programs. ï,§ We generally support shareholder proposals for reasonable “claw-back” provisions that provide for company recovery of senior executive bonuses to the extent they were based on achieving financial benchmarks that were not actually met in light of subsequent restatements. ï,§ Management proposals effectively to re-price stock options are considered on a case-by-case basis. Considerations include the company’s reasons and justifications for a repricing, the company’s competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.ï,§ Say-on-Pay: We consider proposals relating to an advisory vote on remuneration on a case-by-case basis. Considerations include a review of the relationship between executive remuneration and performance based on operating trends and total shareholder return over multiple performance periods. In addition, we review remuneration structures and potential poor pay practices, including relative magnitude of pay, discretionary bonus awards, tax gross ups, change-in-control features, internal pay equity and peer group construction. As long-term investors, we support remuneration policies that align with long-term shareholder returns. I. Social and Environmental Issues Shareholders in the United States and certain other markets submit proposals encouraging changes in company disclosure and practices related to particular social and environmental matters. As MSIM believes that relevant social and environmental issues can influence risk and return, we consider how to vote on proposals related to social and environmental issues on a case-by-case basis by determining the relevance of social and environmental issues identified in the proposal and their likely impacts on shareholder value. In reviewing proposals on social and environmental issues, we consider a company’s current disclosures and our understanding of the company’s management of material social and environmental issues in comparison to peers. We seek to balance concerns on reputational and other risks that lie behind a proposal against costs of implementation, while considering appropriate shareholder and management prerogatives. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value and we may oppose proposals that intrude excessively on management prerogatives and/or board discretion. We generally vote against proposals requesting reports or actions that we believe are duplicative,

Morgan Stanley related to matters not material to the business, or that would impose unnecessary or excessive costs. Environmental Issues: We generally support proposals that, if implemented, would enhance useful disclosure, such as disclosures aligned with SASB (Sustainability Accounting Standards Board) and the TCFD (Task Force on Climate-related Financial Disclosures). We also generally support proposals that aim to meaningfully reduce or mitigate a company’s impact on the global climate. Social Issues: We generally support proposals that, if implemented, would enhance useful disclosure on employee and board diversity, including gender, race, and other factors. We consider proposals on other social issues on a case-by-case basis but generally support proposals that seek to enhance useful disclosure on material issues such as human rights risks, supply chain management and human capital management. J. Funds of Funds Certain MS Funds advised by an MSIM Affiliate invest only in other MS Funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee. In markets where proportional voting is not available we will not vote at the meeting, unless otherwise determined by the Proxy Review Committee. Other MS Funds invest in unaffiliated funds. If an unaffiliated underlying fund has a shareholder meeting and the MS Fund owns more than 25% of the voting shares of the underlying fund, the MS Fund will vote its shares in the unaffiliated underlying fund in the same proportion as the votes of the other shareholders of the underlying fund to the extent possible. 3. Administration of the Policy The MSIM Proxy Review Committee (the “Committee”) has overall responsibility for the Policy. The Committee consists of investment professionals who represent the different investment disciplines and geographic locations of MSIM, and is chaired by the director of the Global Stewardship Team (“GST”) Because proxy voting is an investment responsibility and may affect shareholder value, and because of their knowledge of companies and markets, portfolio managers and other members of investment staff play a key role in proxy voting, although the Committee has final authority over proxy votes. The GST administers and implements the Policy, as well as monitoring services provided by the proxy advisory firms and other research providers used in the proxy voting process. The GST Director is responsible for identifying issues that require Committee deliberation or ratification. The GST, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines.

Morgan Stanley The GST has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance. The Committee may periodically review and has the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard. GST and members of the Committee may take into account Research Providers’ recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst comments and research, as applicable. Generally, proxies related to securities held in client accounts that are managed pursuant to quantitative, index or index-like strategies (“Index Strategies”) will be voted in the same manner as those held in actively managed accounts, unless economic interests of the accounts differ. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the GST will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts. A. Committee Procedures The Committee meets at least quarterly, and reviews and considers changes to the Policy at least annually. Through meetings and/or written communications, the Committee is responsible for monitoring and ratifying “split votes” (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or “override voting” (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy). The Committee will review developing issues and approve upcoming votes, as appropriate, for matters as requested by GST. The Committee reserves the right to review voting decisions at any time and to make voting decisions as necessary to ensure the independence and integrity of the votes. B. Material Conflicts of Interest In addition to the procedures discussed above, if the GST Director determines that an issue raises a material conflict of interest, the GST Director may request a special committee (“Special Committee”) to review, and recommend a course of action with respect to, the conflict(s) in question. A potential material conflict of interest could exist in the following situations, among others: ï,§ The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a matter that materially affects the issuer. ï,§ The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MS Funds, as described herein.

Morgan Stanley ï,§ Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed). ï,§ One of Morgan Stanley’s independent directors or one of MS Funds’ directors also serves on the board of directors or is a nominee for election to the board of directors of a company held by an MS Fund or affiliate. If the GST Director determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the issue will be addressed as follows: ï,§ If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy. ï,§ If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers consulted have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM’s Client Proxy Standard. ï,§ If the Research Providers’ recommendations differ, the GST Director will refer the matter to a Special Committee to vote on the proposal, as appropriate. Any Special Committee shall be comprised of the GST Director, and at least two portfolio managers (preferably members of the Committee), as approved by the Committee. The GST Director may request non-voting participation by MSIM’s General Counsel or his/her designee and the Chief Compliance Officer or his/her designee. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate. C. Proxy Voting Reporting The CGT will document in writing all Committee and Special Committee decisions and actions, which documentation will be maintained by the GST for a period of at least six years. To the extent these decisions relate to a security held by an MS Fund, the GST will report the decisions to each applicable Board of Trustees/Directors of those MS Funds (the “Board”) at each Board’s next regularly scheduled Board meeting. The report will contain information concerning decisions made during the most recently ended calendar quarter immediately preceding the Board meeting. In addition, to the extent that Committee and Special Committee decisions and actions relate to a security held by other pooled investment vehicles, the GST will report the decisions to the relevant governing board of the pooled investment vehicle. MSIM will promptly provide a copy of this Policy to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client’s account. MSIM’s Legal Department, in conjunction with GST and GST IT for MS Fund reporting and with the AIP investment team for AIP Closed-End 40 Act Fund reporting, is responsible for filing an annual Form N-

Morgan Stanley PX on behalf of each MS Fund and AIP Closed-End 40 Act Fund for which such filing is required, indicating how all proxies were voted with respect to each such fund’s holdings. Also, MSIM maintains voting records of individual agenda items a company meetings in a searchable database on its website on a rolling 12-month basis. In addition, ISS provides vote execution, reporting and recordkeeping services to MSIM. 4. Recordkeeping Records are retained in accordance with Morgan Stanley’s Global Information Management Policy, which establishes general Firm-wide standards and procedures regarding the retention, handling, and destruction of official books and records and other information of legal or operational significance. The Global Information Management Policy incorporates Morgan Stanley’s Master Retention Schedule, which lists various record classes and associated retention periods on a global basis. Approved by the Board September 2015, September 27–28, 2016, September 27–28, 2017,October 3– 4, 2018, and September 24–25,2019; and September 30 – October 1, 2020. Appendix A Appendix A applies to the following accounts managed by Morgan Stanley AIP GP LP (i) closed-end funds registered under the Investment Company Act of 1940, as amended; (ii) discretionary separate accounts; (iii) unregistered funds; and (iv) non-discretionary accounts offered in connection with AIP’s Custom Advisory Portfolio Solutions service. Generally, AIP will follow the guidelines set forth in Section II of MSIM’s Proxy Voting Policy and Procedures. To the extent that such guidelines do not provide specific direction, or AIP determines that consistent with the Client Proxy Standard, the guidelines should not be followed, the Proxy Review Committee has delegated the voting authority to vote securities held by accounts managed by AIP to the Fund of Hedge Funds investment team, the Private Markets investment team or the Portfolio Solutions team of AIP. A summary of decisions made by the applicable investment teams will be made available to the Proxy Review Committee for its information at the next scheduled meeting of the Proxy Review Committee. In certain cases, AIP may determine to abstain from determining (or recommending) how a proxy should be voted (and therefore abstain from voting such proxy or recommending how such proxy should be voted), such as where the expected cost of giving due consideration to the proxy does not justify the potential benefits to the affected account(s) that might result from adopting or rejecting (as the case may be) the measure in question. Waiver of Voting Rights

Morgan Stanley For regulatory reasons, AIP may either 1) invest in a class of securities of an underlying fund (the “Fund”) that does not provide for voting rights; or 2) waive 100% of its voting rights with respect to the following: 1. Any rights with respect to the removal or replacement of a director, general partner, managing member or other person acting in a similar capacity for or on behalf of the Fund (each individually a “Designated Person,” and collectively, the “Designated Persons”), which may include, but are not limited to, voting on the election or removal of a Designated Person in the event of such Designated Person’s death, disability, insolvency, bankruptcy, incapacity, or other event requiring a vote of interest holders of the Fund to remove or replace a Designated Person; and 2. Any rights in connection with a determination to renew, dissolve, liquidate, or otherwise terminate or continue the Fund, which may include, but are not limited to, voting on the renewal, dissolution, liquidation, termination or continuance of the Fund upon the occurrence of an event described in the Fund’s organizational documents; provided, however, that, if the Fund’s organizational documents require the consent of the Fund’s general partner or manager, as the case may be, for any such termination or continuation of the Fund to be effective, then AIP may exercise its voting rights with respect to such matter.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) This Information is as of March 10, 2021

Mark L.W. van der Zwan, CFA. Mr. van der Zwan is a Managing Director of MSIM. Effective July 2016, Mr. van der Zwan began serving as Chief Investment Officer and Head of Morgan Stanley AIP Fund of Hedge Funds of Morgan Stanley AIP and, since 2006, he has been a portfolio manager for several Morgan Stanley AIP Fund of Hedge Funds portfolios, including the Fund since its inception. Mr. van der Zwan has more than 20 years of relevant industry experience. He is also a member of the Investment Committee. Prior to joining MSIM, he was a senior consultant with Alan D. Biller & Associates, Inc., an institutional investment consulting firm with approximately $70 billion in assets under advisory. He has also held various positions at the National Research Council of Canada where he conducted advanced computational modeling research. Mr. van der Zwan received both a B.Sc. with honors in chemistry and an M.B.A. in finance from Queen’s University in Ontario, Canada. Mr. van der Zwan holds the Chartered Financial Analyst designation.

Paresh Bhatt. Mr. Bhatt is a Managing Director of MSIM and a portfolio manager for several Morgan Stanley AIP Fund of Hedge Funds portfolios, including the Fund since its inception. He is the head of AIP’s portfolio construction team. He has 25 years of industry experience. He is also a member of the Investment Committee. Prior to joining MSIM, Mr. Bhatt worked for SEI Investments, where he managed global equity and Europe, Australasia, Far East portfolios and led due diligence on funds of hedge funds. Previously, he was an equity analyst for Granite Associates, where he conducted fundamental equity research in the telecommunications, media and technology sectors, and monitored hedge fund investments. He was also a vice president at Lehman Brothers, an associate at Bankers Trust and a research assistant at the Federal Reserve Board. Mr. Bhatt received a B.A. in economics as valedictorian from Union College and an M.B.A. in finance from the Wharton School of the University of Pennsylvania.

Jarrod Quigley. Mr. Quigley is a Managing Director of MSIM and a portfolio manager for several Morgan Stanley AIP Fund of Hedge Funds portfolios, including the Fund since 2010. He focuses on credit, secondary & co-investment strategies. He joined MSIM in 2004 and has 17 years of industry experience. He is also a member of the Investment Committee. Prior to joining the firm, Mr. Quigley was an investment banking analyst in the financial institutions group of A.G. Edwards & Sons. Mr. Quigley received a B.S. summa cum laude in finance from Babson College where he was also valedictorian. He holds the Chartered Financial Analyst designation.

Eric Stampfel. Mr. Stampfel is a Managing Director of MSIM and a portfolio manager for several Morgan Stanley AIP Fund of Hedge Funds portfolios, including the Fund since 2011. He focuses on fundamental equity strategies. Mr. Stampfel is also a member of the Investment Committee. He joined Morgan Stanley in 2010 and has 23 years of relevant industry experience. Prior to joining the firm, Mr. Stampfel was vice president and global head of long/short equity at Ivy Asset Management. Previously, he was a Sector Head at Cambium Capital Management focused on the technology media and telecommunications sectors. Prior to Cambium Capital, hae was a senior analyst at Kingdon Capital Management where he focused on long/short stock selection. Mr. Stampfel received a B.S. in accounting from Villanova University. He is a member of the New York Society of Security Analysts and an affiliate member of the Market Technicians Association. He holds both the Chartered Alternative Investment Analyst, the Chartered Financial Analyst and Chartered Market Technician designations.

Eban Cucinotta. Mr. Cucinotta is a Managing Director of MSIM and the head of quantitative analytics for the Morgan Stanley AIP Hedge Fund group, focusing on evaluating and monitoring hedge fund investments from a quantitative and risk management perspective. Mr. Cucinotta is also the chair of the Morgan Stanley

AIP hedge fund team Risk Monitoring Group which is responsible for consistent oversight of risk levels within Morgan Stanley AIP portfolios and comprises the senior most members of the hedge fund team and all investment committee members. He is a part of MSIM’s Risk Management Committee, and in this role is responsible for reporting any Morgan Stanley AIP level risk upward to MSIM risk management. Mr. Cucinotta joined Morgan Stanley in 2002 and has 16 years of industry experience. He and his team lead the development of the hedge fund team’s trading, allocation and liquidity management tools. He is also a member of the Investment Committee. Prior to his current role, Mr. Cucinotta was a client group associate for Morgan Stanley Investment Management, where he supported both AIP’s Hedge Fund and Private Equity Fund groups as well as MSIM’s emerging markets debt and high-yield products. Mr. Cucinotta received a B.S. in industrial management from Carnegie Mellon University and an M.B.A. from the Yale School of Management.

Christopher Morser. Mr. Morser is a Managing Director of MSIM and focuses on managing individual customized hedge fund portfolios, overseeing the hedge fund advisory platform assets and managing the team responsible for delivering investment advice and client advisory activities. He joined MSIM in 2006 and has 28 years of industry experience. He is also a member of the Investment Committee. Prior to joining the firm, he was at Valence Capital, where he was responsible for external manger supervision and due diligence and served as portfolio manager for a fund of hedge funds vehicle. Before Valence Capital, Mr. Morser worked at Citadel Investment Group as a trader/analyst on the global event driven desk focusing on special situations/equity restructuring. Previously, he was a portfolio manager/analyst in a Chicago family office, overseeing long-only portfolios and running a leveraged financial sector hedge fund. Mr. Morser received a B.S. in finance from Penn State University, an M.B.A. from the University of Chicago and holds the Chartered Financial Analyst designation.

Gary Chan. Mr. Chan is an Executive Director of MSIM and serves as head of systematic strategies for the Morgan Stanley AIP Hedge Funds group. Mr. Chan has additional responsibilities as co-head of the separately managed account platform. He joined the firm in 2018 and has 22 years of investment experience. Prior to joining the firm, Mr. Chan was a Senior Investment Analyst at Stevens Capital Management LP. Mr. Chan received a Bachelor of Commerce in Finance from University of Toronto.

Robert Rafter. Mr. Rafter is an Executive Director at MSIM and serves as a portfolio manager and head of discretionary global macro, sovereign fixed income relative value and emerging markets strategies for the Morgan Stanley AIP Hedge Funds group. He joined Morgan Stanley AIP in 2011 and has 16 years of professional experience. He is also a member of the Investment Committee. Prior to joining the firm, Mr. Rafter served as vice president responsible for hedge fund investments at Colchis Capital Management, a boutique alternative investment manager. Previously, he was a segment producer at CNBC Business News and an analyst at Lehman Brothers, where he worked on the central funding desk within the Fixed Income Division. Mr. Rafter received a B.A. in government from Georgetown University. He is a member of the Bond Club of Philadelphia and the CFA Society of Philadelphia. Mr. Rafter holds the Chartered Financial Analyst designation.

(a)(2)(i-iii) Other Accounts Managed by the Portfolio Managers

Because the portfolio managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. In addition, a conflict of interest could exist to the extent the Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Adviser’s employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the Adviser manages accounts that engage in short sales of securities of the type in which the Fund invests, the Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

The following tables show information regarding accounts (other than the Fund) managed by each named portfolio manager as of December 31, 2020:

Mark L. W. van der Zwan Paresh Bhatt Jarrod Quigley Eric Stampfel Eban Cucinotta Christopher Morser Gary Chan Robert Rafter	Number of Accounts	Total Assets in Accounts ($ billion)
Registered Investment Companies	2	702.56
Other Pooled Investment Vehicles[1]	13	2,400.24
Other Accounts[1]	86	8,660.03

[1]	Of these other accounts, 74 accounts with a total of approximately $6,249.09 billion in assets had performance-based fees.

(a)(2)(iv) Conflicts of Interest

The Adviser and the Investment Managers

The Adviser also provides investment advisory and other services, directly and through affiliates, to various entities and accounts other than the Fund or the Master Fund (“Adviser Accounts”). Neither the Fund nor the Master Fund has any interest in these activities. The Adviser and the investment professionals who, on behalf of the Adviser, provide investment advisory services to the Master Fund are engaged in substantial activities other than on behalf of the Master Fund, may have differing economic interests in respect of such activities, and may have conflicts of interest in allocating their time and activity between the Master Fund and the Adviser Accounts. Such persons devote only so much time to the affairs of the Master Fund as in their judgment is necessary and appropriate.

Set out below are practices that the Adviser will follow. An Investment Manager may provide investment advisory and other services, directly or through affiliates, to various entities and accounts other than the Investment Funds. Although the Adviser anticipates that Investment Managers will follow practices similar to those described below, no guarantee or assurances can be made that similar practices will be followed or that an Investment Manager will adhere to, and comply with, its stated practices.

Participation in Investment Opportunities

The Adviser expects to employ an investment program for the Master Fund that is substantially similar to the investment program (or, in some cases, to portions of the investment program) employed by it for certain Adviser Accounts. As a general matter, the Adviser will consider participation by the Master Fund in all appropriate investment opportunities that are under consideration for those Adviser Accounts. There may be circumstances, however, under which the Adviser will cause one or more Adviser Accounts to commit a larger percentage of their respective assets to an investment opportunity than that to which the Adviser will commit the Master Fund’s assets. There also may be circumstances under which the Adviser will consider participation by Adviser Accounts in investment opportunities in which the Adviser does not intend to invest on behalf of the Master Fund, or vice versa.

The Adviser evaluates for the Master Fund and for the Adviser Accounts a variety of factors that may be relevant in determining whether a particular investment opportunity or strategy is appropriate and feasible for the Master Fund or an Adviser Account at a particular time, including, but not limited to, the following: (1) the nature of the investment opportunity taken in the context of the other investments at the time; (2) the liquidity of the investment relative to the needs of the particular entity or account; (3) the availability of the opportunity (i.e., size of obtainable position); (4) the transaction costs involved; and (5) the investment or regulatory limitations applicable to the particular entity or account. Because these considerations may differ for the Master Fund and the Adviser Accounts in the context of any particular investment opportunity, the investment activities of the Master Fund and the Adviser Accounts may differ from time to time. In addition, the fees and expenses of the Master Fund differ from those of the Adviser Accounts. Accordingly, the future performance of the Master Fund (and, therefore, the Fund) and the Adviser Accounts will vary.

When the Adviser determines that it would be appropriate for the Master Fund and one or more Adviser Accounts to participate in an investment transaction in the same Investment Fund or other investment at the same time, it will attempt to aggregate, place and allocate orders on a basis that the Adviser believes to be fair and equitable, consistent with its responsibilities under applicable law. Decisions in this regard are necessarily subjective and there is no requirement that the Master Fund participate, or participate to the same extent as the Adviser Accounts, in all investments or trades. However, no participating entity or account will receive preferential treatment over any other and the Adviser will take steps to ensure that no participating entity or account will be systematically disadvantaged by the aggregation, placement and allocation of orders and investments.

Situations may occur, however, where the Master Fund could be disadvantaged because of the investment activities conducted by the Adviser for the Adviser Accounts. Such situations may be based on, among other things, the following: (1) legal restrictions or other limitations (including limitations imposed by Investment Managers with respect to Investment Funds) on the combined size of positions that may be taken for the Master Fund and/or the Adviser Accounts, thereby limiting the size of the Master Fund’s position or the availability of the investment opportunity; (2) the difficulty of liquidating an investment for the Master Fund and the Adviser Accounts where the market cannot absorb the sale of the combined positions; and (3) the determination that a particular investment is warranted only if hedged with an option or other instrument and there is a limited availability of such options or other instruments. In particular, the Master Fund may be legally restricted from entering into a “joint transaction” (as defined in the 1940 Act) with the Adviser Accounts with respect to the securities of an issuer without first obtaining exemptive relief from the SEC. See “Other Matters”, below.

Directors, principals, officers, employees and affiliates of the Adviser and each Investment Manager may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Master Fund or an Investment Fund in which the Master Fund invests. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, principals, officers, employees and affiliates of the Adviser or an Investment Manager, or by the Adviser for the Adviser Accounts, or by an Investment Manager on behalf of its own other accounts (“Investment Manager Accounts”) that are the same as, different from or made at a different time than, positions taken for the Master Fund or an Investment Fund.

Investment Managers or their affiliates may from time to time provide investment advisory or other services to private investment funds and other entities or accounts managed by the Adviser or its affiliates. In addition, Investment Managers or their affiliates may from time to time receive research products and services in connection with the brokerage services that affiliates of the Adviser may provide to one or more Investment Manager Accounts.

Other Matters

An Investment Manager may from time to time cause an Investment Fund to effect certain principal transactions in securities with one or more Investment Manager Accounts, subject to certain conditions. For example, these transactions may be made in circumstances in which the Investment Manager determined it was appropriate for the Investment Fund to purchase and an Investment Manager Account to sell, or the Investment Fund to sell and an Investment Manager Account to purchase, the same security or instrument on the same day. Future investment activities of the Investment Managers, or their affiliates, and the principals, partners, directors, officers or employees of the foregoing, may give rise to additional conflicts of interest.

The Adviser and its affiliates will not purchase securities or other property from, or sell securities or other property to, the Master Fund, except that the Master Fund may in accordance with rules under the 1940 Act engage in transactions with accounts that are affiliated with the Master Fund as a result of common officers, directors, advisers or managing general partners. These transactions would be effected in circumstances in which the Adviser determined that it would be appropriate for the Master Fund to purchase and another client to sell, or the Master Fund to sell and another client to purchase, the same security or instrument on the same day.

Future investment activities of the Adviser and its affiliates and their principals, partners, directors, officers or employees may give rise to conflicts of interest other than those described above.

(a)(3) Portfolio Manager Compensation Structure

Morgan Stanley’s compensation structure is based on a total reward system of base salary and incentive compensation, which is paid either in the form of cash bonus, or for employees meeting the specified deferred compensation eligibility threshold, partially as a cash bonus and partially as mandatory deferred compensation. Deferred compensation granted to Investment Management employees are generally granted as a mix of deferred cash awards under the Investment Management Alignment Plan (IMAP and equity-based awards in the form of stock units. The portion of incentive compensation granted in the form of a deferred compensation award and the terms of such awards are determined annually by the Compensation, Management Development and Succession Committee of the Morgan Stanley Board of Directors.

Base salary compensation. Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser.

Incentive compensation. In addition to base compensation, portfolio managers may receive discretionary year-end compensation.

Incentive compensation may include:

•	Cash Bonus.

•	Deferred Compensation:

•

A mandatory program that defers a portion of incentive compensation into restricted stock units or other awards based on Morgan Stanley common stock or other plans that are subject to vesting and other conditions.

•

IMAP is a cash-based deferred compensation plan designed to increase the alignment of participants’ interests with the interests of the Advisor’s clients. For eligible employees, a portion of their deferred compensation is mandatorily deferred into IMAP on an annual basis. Awards granted under IMAP are notionally invested in referenced funds available pursuant to the plan, which are funds advised by Investment Management. Portfolio managers are required to notionally invest a minimum of 25% of their account balance in the designated funds that they manage and are included in the IMAP notional investment fund menu.

•

Deferred compensation awards are typically subject to vesting over a multi-year period and are subject to cancellation through the payment date for competition, cause (i.e., any act or omission that constitutes a breach of obligation to the Company, including failure to comply with internal compliance, ethics or risk management standards, and failure or refusal to perform duties satisfactorily, including supervisory and management duties), disclosure of proprietary information, and solicitation of employees or clients. Awards are also subject to clawback through the payment date if an employee’s act or omission (including with respect to direct supervisory responsibilities) causes a restatement of the Firm’s consolidated financial results, constitutes a violation of the Firm’s global risk management principles, policies and standards, or causes a loss of revenue associated with a position on which the employee was paid and the employee operated outside of internal control policies.

Investment Management compensates employees based on principles of pay-for-performance, market competitiveness and risk management. Eligibility for, and the amount of any, discretionary compensation is subject to a multi-dimensional process. Specifically, consideration is given to one or more of the following factors, which can vary by portfolio management team and circumstances:

•	Revenue and profitability of the business and/or each fund/accounts managed by the portfolio manager

•	Revenue and profitability of the Firm

•	Return on equity and risk factors of both the business units and Morgan Stanley

•	Assets managed by the portfolio manager

•	External market conditions

•	New business development and business sustainability

•	Contribution to client objectives

•	Individual contribution and performance

Further, the Firm’s Global Incentive Compensation Discretion Policy requires compensation managers to consider only legitimate, business related factors when exercising discretion in determining variable incentive compensation, including adherence to Morgan Stanley’s core values, conduct, disciplinary actions in the current performance year, risk management and risk outcomes.

(a)(4) Securities Ownership of Portfolio Managers

As of December 31, 2020, the dollar range of securities beneficially owned by each portfolio manager in the Fund is shown below:

Paresh Bhatt:	None
Mark L. W. van der Zwan:	None
Jarrod Quigley:	None
Eric Stampfel:	None
Eban Cucinotta:	None
Christopher Morser:	None
Gary Chan:	None
Robert Rafter:	None

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)

There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s most recent fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a)

(1)	The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)	Certifications of Principal Executive Officer and Principal Financial Officer are attached to this report as part of EX-99.CERT .

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ALTERNATIVE INVESTMENT PARTNERS ABSOLUTE RETURN FUND STS

By:	/s/ John H. Gernon
Name: John H. Gernon
Title: President
Date: March 10, 2021

Pursuant to the requirements of the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ John H. Gernon
Name: John H. Gernon
Title: Principal Executive Officer
Date: March 10, 2021

By:	/s/ Francis J. Smith
Name: Francis J. Smith
Title: Principal Financial Officer
Date: March 10, 2021

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